UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EOS ENERGY ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Eos Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2024
To the Stockholders of Eos Energy Enterprises, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/EOSE2024 on May 1, 2024 at 10:00 a.m. Eastern time for the following purposes:
1.to elect two directors as Class I directors of Eos Energy Enterprises, Inc., each to serve for three years and until his/her successor has been elected and qualified, or until his/her earlier death, resignation or removal;
2.to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.to approve a non-binding advisory resolution approving the compensation of the named executive officers;
4.to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 300,000,000 to 600,000,000 (the "Authorized Shares Amendment"); and
5.to approve an amendment to our Amended and Restated 2020 Incentive Plan.

The Company will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on March 11, 2024 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors recommends that you vote:

Proposal 1: FOR the election of the two director nominees;

Proposal 2: FOR the ratification of the appointment of Deloitte & Touche LLP, as the independent registered public accounting firm;

Proposal 3: FOR the approval of the non-binding advisory resolution to approve the compensation of our named executive officers;

Proposal 4: FOR the Authorized Shares Amendment; and

Proposal 5: FOR the approval of an amendment to our Amended and Restated 2020 Incentive Plan.

2024 Virtual Annual Stockholder Meeting
The Board of Directors has determined to hold the annual meeting virtually in order to facilitate stockholder attendance and participation by stockholders from all locations at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, Board and management. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EOSE2024 at the meeting date and time. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number that will be posted on the virtual Annual Meeting login page for assistance. Technical assistance will be available through the conclusion of the Annual Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2024
The Notice of Annual Meeting of Stockholders to be held on May 1, 2024, the accompanying Proxy Statement and the Company’s 2023 Annual Report on Form 10-K are available, free of charge, at www.proxyvote.com.
The Notice contains instructions on how to access our proxy materials and vote over the internet at www.proxyvote.com and how stockholders can receive a paper copy of our proxy materials, including the accompanying Proxy Statement, a proxy card or voting instruction card and our fiscal year ended December 31, 2023 Annual Report on Form 10-K. Stockholders can also request to receive future proxy materials in printed form by mail or electronically by email by contacting Investor Relations Department at 862-207-7955 or email ir@eose.com.

By Order of the Board of Directors

/s/Michael Willis Silberman
Michael Willis Silberman
General Counsel, Chief Compliance Officer and Corporate Secretary
April 2, 2024

Eos Energy Enterprises, Inc.
3920 PARK AVENUE
EDISON, NEW JERSEY 08820
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
MAY 1, 2024

We have made available our proxy materials because the Board of Directors (the “Board”) of Eos Energy Enterprises, Inc. (referred to herein as the “Company,” “Eos,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 1, 2024, at 10:00 a.m. Eastern time, at www.virtualshareholdermeeting.com/EOSE2024.
◦This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
◦The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) by sending you this full set of proxy materials, including a Proxy Card. Accordingly, the proxy statement and accompanying Proxy Card will first be mailed to our stockholders of record as of March 11, 2024 (the “Record Date”) for the first time on or about April 2, 2024.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board is divided into three (3) classes with only one class of directors being elected in each year and each class serving a three (3) year term. The directors hold their office for a term of three (3) years or until their respective successors are elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Class I directors are Marian “Mimi” Walters, Audrey Zibelman and Jeffrey McNeil; Class II directors are Joe Mastrangelo, our CEO, and Alex Dimitrief; and Class III directors are Russell Stidolph, the Chair of our Board, Jeff Bornstein and Claude Demby.
Class I directors standing for re-election at the Annual Meeting are Marian “Mimi” Walters and Jeffrey McNeil. Audrey Zibelman is not standing for re-election at the Annual Meeting. Class II and Class III directors will stand for election at the 2025 and 2026 annual meetings of stockholders, respectively.
Each of the nominees for election as Class I directors is currently a director. If elected at the Annual Meeting, each of the nominees for election as Class I directors would serve for three years and until his/her successor is duly elected and qualified, or until his/her earlier death, resignation or removal. If any nominee is unable or unwilling to be a candidate for election, the Board may appoint another nominee or reduce the size of the Board.
The following table sets forth information for the nominees who are currently standing for election:

Name	Age	Director Since
Marian “Mimi” Walters (1)	61	2020
Jeffrey McNeil (2)	62	2023

(1) Member of the Leadership Development & Compensation Committee and member of the Nominating and Corporate Governance Committee.
(2) Member of the Audit Committee and member of the Leadership Development & Compensation Committee.
Set forth below is biographical information for the nominees. The following includes certain information regarding the nominees’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as a director.
Marian “Mimi” Walters, 61, has served as a director since the closing of the Business Combination in 2020. Ms. Walters has been serving as a director for B. Riley Financial, Inc. (Nasdaq: RILY) since July 2019 and has been Chief Commercial Officer for Leading Edge Power Solutions, LLC since November 2019. From 2015 to 2019, she served as a Member of the U.S. House of Representatives (the “House”) from California’s 45th District where she worked on key legislation, business and policy initiatives related to energy, technology, environmental and healthcare. Ms. Walters was a member of House Leadership and served on the influential Energy and Commerce Committee. She was a member of the Communications and Technology, Digital Commerce and Consumer Protection, and Oversight and Investigations subcommittees. Prior to her election to Congress, Ms. Walters was a member of the California State Senate, from 2008 to 2014, where she served on the Banking and Financial Institutions Committee and was Vice Chair of the Appropriations Committee. She previously served in the California State Assembly and was mayor and council member for the City of Laguna Niguel. Prior to her career in public service, Ms. Walters was an investment professional at Drexel Burnham Lambert and Kidder, Peabody & Co. She earned a B.A. in Political Science from the University of California, Los Angeles. Ms. Walters’ qualifications to serve on our board of directors include: her experience with the alternative energy industry, policy and government affairs and her background in investment banking.

Jeffrey McNeil, 62, has served as a member of our Board since 2023. Mr. McNeil has held various significant positions, showcasing his vast experience and leadership capabilities. Since April of 2023, Mr. McNeil has served as Executive Vice President - Advisor at Enphase Energy, playing a pivotal role in guiding the company's strategic initiatives. Before this role, he served as Chief Operations Officer (2019-2023) and Vice President of Quality and Customer Support (2018-2019) at Enphase Energy, demonstrating his commitment to operational excellence. Mr. McNeil's dedication to the advancement of renewable energy solutions is evident in his roles at other leading companies in the industry. He served as Senior Vice President of Operations at Energous Corporation (2016-2018) and held key positions at Cypress Semiconductor Corporation for over two decades (1994-2012), including Senior Vice President of Worldwide Operations and Vice President of Planning. Mr. McNeil’s career journey also includes notable positions at Upstart Power, Inc., where he currently serves on the board of directors, as well as Heraeus, Digital Equipment Corporation (later acquired by Hewlett Packard Enterprise), Seagate Technology, and Memorex. Mr. McNeil earned his Bachelor of Science degree from San Jose University, majoring in Chemical Engineering. Mr. McNeil’s qualifications to serve on our board of directors include: four decades of experience spanning various facets of the energy and technology sectors and a proven track record of driving growth and innovation, positioning Mr. McNeil as a key asset in our mission to deliver scalable and sustainable energy storage solutions.

THE BOARD RECOMMENDS A VOTE
FOR THE ELECTION OF EACH OF THE ABOVE-NAMED CLASS I NOMINEES

DIRECTORS
The following table sets forth the name, age as of March 1, 2024 and position of the nominees for election at the Annual Meeting and the other current directors of Eos Energy Enterprises, Inc. whose terms extend past the Annual Meeting. The following also includes certain information regarding our directors’ individual experience, qualifications, attributes and skills and brief statements of those aspects of our directors’ backgrounds that led us to conclude that they are qualified to serve as directors (information for Ms. Walters and Mr. McNeil is set forth above in “Proposal No. 1 Election of Directors”).

Name	Age	Position	Independent
Russell Stidolph (2) (3)	48	Independent Chair; Director	☑
Jeff Bornstein (1) (2)	58	Director	☑
Claude Demby (1) (3)	59	Director	☑
Alex Dimitrief (1) (3)	65	Director	☑
Joe Mastrangelo	55	Chief Executive Officer and Director
Jeffrey McNeil (1) (2)	62	Director	☑
Marian “Mimi” Walters (2) (3)	61	Director	☑

(1)    Member of the Audit Committee
(2)    Member of the Leadership Development & Compensation Committee
(3)    Member of the Nominating and Corporate Governance Committee
Russell Stidolph, 48, has served as a member of our Board since the closing of the Business Combination in 2020. He has also served as a director of Eos Energy Storage LLC (“EES LLC”) since 2014 and the chairman of the board of EES LLC since 2018, and continued in both positions following the closing of the Business Combination. Mr. Stidolph is the founder of AltEnergy, LLC a private equity firm focused on alternative energy investing, where he has served as Managing Director since 2006 and is the Chairman and CEO of AltEnergy Acquisition Corp. (NASDAQ: AEAE). He also serves as director of Hulett Bancorp. Prior to forming AltEnergy, Mr. Stidolph was a Principal at J.H. Whitney & Co., LLC, a middle-market private equity firm based in New Canaan, Connecticut. While at J.H. Whitney, Mr. Stidolph was responsible for starting and developing the firm’s alternative energy investing practice where he was responsible for Hawkeye Renewables, LLC and Iowa Winds, LLC. Mr. Stidolph was both the Chief Financial Officer and Vice Chairman of Hawkeye Renewables, LLC before it was sold in 2006 to Thomas H. Lee Partners, LP. Prior to joining J.H. Whitney, Mr. Stidolph was a member of the corporate finance group at PaineWebber, Inc., that was responsible for high yield and leverage finance origination. Mr. Stidolph also acted as Senior Vice President and the Chief Financial Officer of Tres Amigas, LLC and he still sits on the company’s board of directors, and was Chair of the board of directors of Viridity Energy, Inc. before it was sold to Ormat Technologies in 2017. Russell received a Bachelor of Arts degree from Dartmouth College. Mr. Stidolph’s qualifications to serve on our Board include: his background in financial investments, financial and risk management, equity capital markets and the renewable energy industry.

Jeff Bornstein, 58, has served as a member of our Board since September 2022, and was recommended by both a non-management director and our chief executive officer. Mr. Bornstein is the founder, principal and co-managing partner of Whipstick Ventures LLC, an investment company focused on early-stage companies with novel solutions across energy storage and efficiency, services, biotech, and fin-tech. He also currently serves as the managing partner of Generation Capital Partners and sits on the board of AlloVir (NASDAQ: ALVR) as Chair of their Audit Committee. Before establishing Whipstick Ventures in 2018, Mr. Bornstein held pivotal roles at General Electric (GE), notably as Vice Chairman and Chief Financial Officer from 2013 to 2017. During his tenure, he led significant portfolio transformations, including divesting the Appliances division, merging GE Oil & Gas with Baker Hughes, and streamlining GE Capital's assets by over $300 billion. He also facilitated GE's acquisition of Alstom while implementing cost-saving measures. Mr. Bornstein's GE journey began in 1989 with the GE Power Systems' Financial Management Program. Over the years, he ascended through various finance roles within the company, notably serving as Senior Vice President and Chief Financial Officer of GE Capital for 12 years. His leadership during the financial crisis and transition to Federal Reserve regulation were instrumental in navigating challenging times. Beyond his corporate responsibilities, Mr. Bornstein is a trustee of Northeastern University, on the board of Build On, and is involved in a number of youth programs. He holds a B.S. in Business Administration from Northeastern University. Mr. Bornstein's appointment to our Board is underpinned by his extensive finance background, executive leadership experience, and deep industry knowledge, particularly in the energy sector.
Claude Demby, 59, has served as a member of our Board since 2021. Mr. Demby has led complex global organizations through turnaround and fast growth periods with his extensive executive leadership experience within the automotive, aerospace and materials technology industries. He has established international operations and infrastructure throughout the world including Asia, Europe and the Americas during his career. Mr. Demby served as President of Cree LED, a lighting and industrials innovation company with 2,400 employees, 13 global locations servicing over 25,000 customers in 101 different countries from 2018 to 2022. In this role, Mr. Demby led the turnaround and growth of this recognized global brand delivering application optimized solutions worldwide. Prior to leading the LED business, Mr. Demby led Mergers and Acquisitions for Cree Inc., driving the M&A strategy establishing the foundation for Cree’s future growth platform into the power, communications and infrastructure sectors. Prior to leading M&A, Mr. Demby was the Senior VP and General Manager of the Cree’s Semiconductor Materials Business. Before joining Cree, Mr. Demby served as the CEO and Director of Noel Group, an industrial holding company owning 5 global businesses focused on the manufacture of synthetic materials. At Noel Group, Mr. Demby led the turnaround of this business across the globe establishing the strategy, processes and global footprint significantly improving company financial health and shareholder value. Before his role at Noel Group, Mr. Demby served as the President and COO of L&L Products Inc., a global automotive and aerospace OEM delivering solutions to reduce the noise and vibration while reinforcing application structural integrity. Mr. Demby led L&L Products through one of its fastest growth periods in the company’s history establishing operations throughout the world. Mr. Demby began his career in engineering roles with Proctor and Gamble and GE and has extensive public and private board experience. He currently serves as the Chair of Nominating and Governance Committee and Director on the board of Brown Capital Management Mutual Fund Trust; and as the Chair of the Nominating and Governance Committee, member of the Audit Committee, and Director on the board of Piedmont Lithium Incorporated (NASDAQ: PLL), a clean energy company, with prior service as a Director on the board of the Federal Reserve Bank of Richmond Charlotte branch from 2012 to 2017 including a period as Chairman. In addition to his professional experience and corporate board service, Mr. Demby has a strong record of community service through his founding and leadership of Valour Academy Schools Inc. Raleigh, past service on multiple leadership committees on Raleigh Chamber of Commerce Board including Chair Elect and past service as an advisor. Mr. Demby's qualifications to serve on our Board include: his extensive experience in industrial manufacturing, materials technology, executive level leadership as well as his experience in international operations.

Alex Dimitrief, 65, has served as a director since the closing of the Business Combination in 2020. Mr. Dimitrief is an experienced director, C-suite leader and general counsel who has steered varied energy-related and other global businesses through a wide range of complex commercial, legal, and organizational challenges. He has previously served as a director of both public and non-public companies including The We Company, Synchrony Financial (NYSE: SYF), SmileDirectClub (Nasdaq: SDC), and GE Capital Bank and presently sits on the Advisory Board of Cresset Capital Management. Since November 2022, Mr. Dimitrief has been serving as Senior Vice President and General Counsel of Sotera Health Co. (Nasdaq: SHC). Previously, as President and Chief Executive Officer of General Electric’s Global Growth Organization, Mr. Dimitrief was responsible for driving GE’s growth in more than 180 countries. Under Mr. Dimitrief’s watch in 2018, GE achieved $76 billion in international orders and secured billions in financing for many of GE’s emerging market customers. As GE’s General Counsel from 2015-2018, Mr. Dimitrief served as the principal executive advisor to GE’s board and led a global team responsible for GE’s legal matters, compliance, SEC reporting, government affairs and environmental safety programs. In previous roles at GE, Mr. Dimitrief was a leader of the transformation of GE Capital (including the IPO/split-off of Synchrony Financial) and led joint venture negotiations for GE Energy in China and Russia. In announcing Mr. Dimitrief’s retirement from GE in January 2019, Chief Executive Officer Larry Culp described Mr. Dimitrief as “one of the most respected leaders at GE” who “effectively represented GE before governments, regulators, and customers throughout the world and is widely recognized as a compelling champion of integrity, transparency and the rule of law.” In 2007, Mr. Dimitrief came to GE after 20 years as a senior partner at Kirkland & Ellis LLP, where he “first chaired” and regularly advised boards about securities, restructuring, intellectual property, product liability, environmental, governance and commercial disputes. Mr. Dimitrief earned his B.A. from Yale College and his J.D. from Harvard Law School. Mr. Dimitrief’s qualifications to serve on our board of directors include: his lengthy executive and board experiences, as well as his expertise in managing risk, legal compliance, governance, and other functions at mature companies with large workforces.
Joe Mastrangelo, 55, has served as a director and the Chief Executive Officer since the closing of the Business Combination in 2020. He joined EES LLC as a Board advisor in March 2018 and assumed the role of Chief Executive Officer from August 2019 until the closing of the Business Combination. Before coming to Eos, Mr. Mastrangelo was president and chief executive officer of General Electric's Gas Power Systems since September 2015. As an energy industry leader for the past two decades, Mr. Mastrangelo has extensive experience leading diverse teams to develop and deploy commercial scale projects around the world. Mr. Mastrangelo has broad operating experience across the energy value chain including serving as Chief Executive Officer of GE’s Power Conversion business, applying science and systems of power conversion to increase the efficiency of the world’s energy infrastructure. Mr. Mastrangelo spent ten years with GE Oil & Gas, in leadership roles in finance, quality, and commercial operations, culminating in being named a GE Corporate Officer in 2008. Joe began his career with GE in the company’s Financial Management Program and then joined GE’s Corporate Audit Staff. Originally from New York, Mr. Mastrangelo earned a Bachelor of Science in Finance from Clarkson University and an Associate of Science, Business Administration and Management from Westchester Community College. Mr. Mastrangelo’s qualifications to serve on our Board include: his extensive experience in operations management at executive level positions, as well as his educational background in finance and business.

CORPORATE GOVERNANCE
Board Composition
In accordance with the terms of the Director Nomination Agreement, the Board of the Company presently comprises eight directors.
Our Charter provides the number of directors, which is fixed from time to time by a resolution of our Board. Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term, as follows:
•Our Class I directors, consisting of Marian “Mimi” Walters and Jeffrey McNeil, are nominated for re-election at this Annual Meeting, while Audrey Zibelman is not standing for re-election at the Annual Meeting;
•Our Class II directors, consisting of Joe Mastrangelo and Alex Dimitrief, will expire at the Company’s annual meeting of stockholders in 2025;
•Our Class III directors, consisting of Russell Stidolph, Claude Demby, and Jeff Bornstein, will expire at the Company’s annual meeting of stockholders in 2026.
The directors hold their office for a term of three years or until their respective successors are elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. In accordance with the Third Amended and Restated Bylaws of the Company, the Board will also be responsible for filling vacancies or newly-created directorships on the Board that may occur between annual meetings of stockholders.

Continuously Improving Our Board and Director Nomination Considerations
As the Company evolves, so will our Board. The Company and its Board are committed to continuing to develop a Board comprising experienced and qualified directors with integrity and expertise who can serve as effective stewards for an increasingly diverse base of stockholders and other stakeholders and institute robust governance principles.
To this end, our Board has instituted a process designed to regularly review the mix of skills and experience of our current directors and those it expects would be desirable in the future, including industry experience; public company experience; operational, manufacturing and supply chain expertise, especially in high-technology start-ups; finance and accounting, including capital markets expertise; cognitive diversity, both in terms of demographics and personal and professional experience; enterprise risk management; regulation and government affairs; talent development; environmental, social and governance (“ESG”) and sustainability; and growth, with a focus on leading businesses through periods of significant growth and transformation and exposure to various domestic and international markets. The Board also assesses its own performance and the performance of its committees.
We view continuous self-improvement of our corporate governance processes as an imperative for the Nominating and Corporate Governance Committee and our Board. We have retained Heidrick & Struggles to provide consulting and assistance in support of the Company’s Board composition and effectiveness planning. We selected Heidrick & Struggles based on its record as a preeminent firm in working with boards on succession planning, board effectiveness and culture shaping.
Directors are expected to possess certain personal traits and, in fulfilling its responsibility to identify qualified candidates for membership on the Board, the Nominating and Corporate Governance Committee will examine each director nominee on a case-by-case basis regardless of who recommended the nominee (including with respect to stockholder recommendations) and take into account all factors it considers appropriate, including those described above as well as, enhanced independence, financial literacy and financial expertise, diversity of background and perspective, including, but not limited to, with respect to age, gender, race, demographics, and any other relevant qualifications, attributes or skills.

Our directors self-identify as set forth in the table below.

Board Composition
Total Number of Directors	8
Director Name	Jeff Bornstein	Claude Demby	Alex Dimitrief	Joe Mastrangelo	Jeffrey McNeil	Russell Stidolph	Marian “Mimi” Walters	Audrey Zibelman
Gender Identification
Male	✓	✓	✓	✓	✓	✓
Female							✓	✓
Race/Ethnicity
African American or Black		✓
White	✓		✓	✓	✓	✓	✓	✓

Independence of the Board of Directors
Nasdaq Global Select Market ("Nasdaq") rules require that a majority of our Board be independent. Consistent with its charter, the Nominating and Corporate Governance Committee has reviewed the relationships between directors, the Company and members of management and recommended to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable rules of Nasdaq and the Company’s Corporate Governance Guidelines. Our Board has determined that seven of the eight directors, Jeff Bornstein, Claude Demby, Alex Dimitrief, Jeffrey McNeil, Russell Stidolph, Marian “Mimi” Walters and Audrey Zibelman are “independent directors” as defined in the rules of Nasdaq and applicable SEC rules.
Board Leadership Structure
Mr. Stidolph serves as the Chair of the Board and is an independent member of the Board. The Independent Directors meet in executive session without non-Independent Directors or management present no less than twice per year. Each executive session of the Independent Directors is presided over by the Chair of the Board.
Our Board believes that, at this time, the foregoing structure separating the Chair of the Board and CEO roles achieves an appropriate balance between the effective development of key strategic and operational objectives by the CEO, and independent oversight of management’s execution of such objectives. Our Board also believes that this structure improves its risk oversight function. Our Board also periodically evaluates our leadership structure to determine if it remains in our best interests based on circumstances existing at the time. If the Chair of the Board is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a Lead Director.
Committees of the Board of Directors
Our Board has three fully independent standing committees: the Audit Committee, the Leadership Development & Compensation Committee and the Nominating and Corporate Governance Committee. Each of the committees reports to the Board as they deem appropriate and as the Board may request.
Audit Committee
The Company’s Audit Committee oversees the Company’s corporate accounting and financial reporting process and the Company’s compliance with legal and regulatory requirements. Among other matters, the Audit Committee:

•appoints our independent registered public accounting firm;
•evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•determines the engagement of the independent registered public accounting firm;
•reviews and approves the scope of the annual audit and the audit fee;
•discusses with management and the independent registered public accounting firm the results of the annual audit and the review of the Company’s quarterly financial statements;
•approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•monitors the rotation of the lead audit partner of the independent registered public accounting firm on the Company’s engagement team in accordance with requirements established by the SEC;
•is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•reviews our critical accounting policies and practices; and
•reviews the audit committee charter and the committee’s performance at least annually.
The current members of the Audit Committee are Jeff Bornstein, Claude Demby, Alex Dimitrief, Jeffrey McNeil and Audrey Zibelman, with Jeff Bornstein serving as the chair of the committee. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. All of the members of the Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to Audit Committee membership. Jeff Bornstein qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Leadership Development & Compensation Committee
Our Leadership Development & Compensation Committee (the "Compensation Committee") reviews and recommends policies relating to compensation and benefits of our officers and employees. Among other matters, the Compensation Committee:

•establishes, reviews and approves corporate goals and objectives of the Company's management compensation programs, its basic compensation policies and annual and long-term performance goals and objectives;
•reviews the Company’s employee compensation policies and practices;
•reviews and approves any employment, compensation, benefit or severance agreement with any executive officer;
•evaluates the performance of executive officers against corporate goals and objectives and recommends to our Board the compensation of these officers based on such evaluations;
•reviews, approves and recommends to the Board the adoption of any equity-based compensation plan for employees of or consultants to the Company and any modification of any such plan; and
•reviews and evaluates, at least annually, the directors' compensation and makes recommendations thereon to the Board.

Pursuant to the Compensation Committee’s charter, the Compensation Committee may, by resolution approved by a majority of the Compensation Committee members, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq. The Compensation Committee may also, in certain instances by resolution approved by a majority of the Compensation Committee members, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Compensation Committee shall approve.
The Compensation Committee consults with members of our management team, including our CEO, when making compensation decisions. While the Compensation Committee considers our CEO’s recommendations, the Compensation Committee ultimately uses its own business judgment and experience in approving, or making recommendations to the Board, where applicable, regarding individual compensation elements and the amount of each element for our NEOs. Our CEO recuses himself from all determinations regarding his own compensation. The current members of our Company’s Compensation Committee are Jeff Bornstein, Jeffrey McNeil, Russell Stidolph, Marian “Mimi” Walters and Audrey Zibelman, with Russell Stidolph serving as the chair of the committee.
Our Board has determined that each member of the Compensation Committee meets the independence requirements under the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq, and each is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters. This includes oversight of ESG matters.
The current members of the Company’s Nominating and Corporate Governance Committee are Alex Dimitrief, Claude Demby, Russell Stidolph and Marian “Mimi” Walters, with Alex Dimitrief serving as the chair of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements under the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all officers, directors and employees. The Company intends to disclose any amendments to or waivers of certain provisions of the Code on its website at https://investors.eose.com within the time period required by the SEC and the Nasdaq.
Copies of our Code, along with our Corporate Governance Guidelines and the charter of each of our Audit, Compensation and Nominating and Corporate Governance Committees are available on our website at investors.eose.com. Information on or accessible through our website is not part of, or incorporated by reference into, this Proxy Statement. In addition, a copy of the Code will be provided, without charge upon request from us.
Hedging and Pledging Policy
Our Insider Trading Policy prohibits employees and directors from engaging in any hedging transactions or from pledging Company securities in any circumstance, including by purchasing Company securities on margin or holding Company securities in a margin account.

Role of Compensation Consultant
The Compensation Committee has engaged Mercer to provide the services of executive compensation consulting and to assist it on matters relating to our executive compensation program pursuant to its authority under the Compensation Committee charter. During 2023, Mercer provided benchmarking studies to the Compensation Committee, as well as information on corporate governance, regulatory issues, and developments regarding executive compensation. When requested by the Compensation Committee, Mercer consultants attend certain meetings of the Compensation Committee.
The Compensation Committee has evaluated Mercer’s independence by considering the requirements adopted by Nasdaq and the SEC and has determined that no conflict of interest exists. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work performed by any such advisor and the sole authority to approve all such advisors’ fees. Mercer has not provided any other services to us and has received no compensation other than with respect to the services described above.
Meetings of the Board, Board and Committee Member Attendance and Annual Meeting Attendance
Our Board met thirteen times during the fiscal year ended December 31, 2023. The Audit Committee met seven times, the Compensation Committee met five times and the Nominating and Corporate Governance Committee met seven times. During fiscal year ended December 31, 2023, there was 95% attendance of the meetings of the Board and the committees of the Board. We encourage and expect all of our directors and nominees for director to attend our annual meeting of stockholders. All directors attended the 2023 annual stockholders meeting.
Stockholder Communications with the Board
Should stockholders or other interested parties wish to communicate with the Board, non-management directors or independent directors as a group or any specified individual directors, such correspondence should be sent to the attention of our Secretary at 3920 Park Avenue, Edison, NJ 08820. Our Secretary will forward correspondence relating to a director’s duties or responsibilities to the specified recipient. Correspondence that is unrelated to a director’s duties will be handled at the Secretary’s discretion. Stockholders may also submit recommendations of director candidates by following the same procedures.
Role of the Board in Risk Oversight
Our Board oversees our risk management. Our Board, directly and through the Audit Committee carries out this oversight role by reviewing the Company’s policies and practices with respect to risk assessment and risk management, and by discussing with management the risks inherent in the operation of our business. Our Compensation Committee reviews risks arising out of the Company’s compensation policies and practices, which are monitored and mitigated on an ongoing basis. Any necessary adjustments are addressed in the Company’s risk profile.
Board Oversight of Material Environmental and Social Risk
Eos takes into account considerations that affect all of our key stakeholders, including our stockholders, customers, employees, communities, regulators and suppliers. Our Board oversees the Company's overall social responsibility strategy and supports the implementation of the Company's ESG strategy. The Board continues to monitor and evaluate the impact of the Company’s ESG efforts and strives for improvement and growth of the Company's social responsibility benchmarks.

DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2023. Mr. Mastrangelo does not earn any additional compensation for service on our Board.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Russell Stidolph	25,000	75,000	125,229	—	225,229
Alex Dimitrief	25,000	75,000	100,184	—	200,184
Audrey Zibelman	25,000	75,000	75,138	—	175,138
Marian "Mimi" Walters	25,000	75,000	75,138	—	175,138
Claude Demby	25,000	75,000	75,138	—	175,138
Jeff Bornstein	25,000	75,000	125,229	—	225,229
Jeffrey McNeil (3)	6,250	75,000	75,192	—	156,442
(1) Represents the grant date fair value of restricted stock unit awards, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of the valuation methodology used, see Note 17, “Stock-Based Compensation” of the notes to our consolidated financial statements included in the Form 10-K. These amounts do not necessarily correspond to the actual value that may be realized from the stock awards by the non-employee directors. The aggregate number of stock awards (in the form of restricted stock units) outstanding for our non-employee directors as of December 31, 2023 was: Mr. Stidolph: 32,328, Mr. Dimitrief: 32,328, Ms. Zibelman: 32,328, Ms. Walters: 32,328, Mr. Demby: 32,328, Mr. Bornstein: 32,328, and Mr. McNeil: 36,232.
(2) Represents the grant date fair value of option awards, computed in accordance with FASB ASC Topic 718. Grant date fair value is calculated based on the Black-Scholes option pricing model. For information regarding the assumptions used in determining the grant date fair value, see Note 17, “Stock-Based Compensation” of the notes to our consolidated financial statements included in the Form 10-K. These amounts do not necessarily correspond to the actual value that may be realized from the option awards by the named executive officers. The aggregate number of option awards outstanding for our non-employee directors as of December 31, 2023 was: Mr. Stidolph: 594,246, Mr. Dimitrief: 272,647, Ms. Zibelman: 245,488, Ms. Walters: 245,488, Mr. Demby: 231,175, Mr. Bornstein: 213,718, and Mr. McNeil: 82,452.
(3) Mr. McNeil was appointed to the Board effective October 6, 2023.
Director Compensation
On December 8, 2020, our compensation committee approved our Non-Employee Director Compensation Policy (the “Director Compensation Policy”). Under the Director Compensation Policy, each non-employee director is eligible to receive (i) an annual cash retainer equal to $25,000, payable in equal quarterly installments in arrears, and (ii) an annual equity-based retainer (the “Equity Retainer”) with a grant date fair value of $150,000, payable 50% in restricted stock units and 50% in stock options. The Equity Retainers vest, subject to continued service, on the earlier of (i) the one-year anniversary of the grant date and (ii) immediately prior to the date of the next annual stockholders meeting of the Company following the grant date (with accelerated vesting upon a change in control). In addition, all members of our Board will be reimbursed for their costs and expenses in attending Board meetings.

On September 7, 2022, the Board approved certain amendments to the Director Compensation Policy, which provide for additional equity compensation, in the form of stock options, to be paid to any chairperson of the Board or one of its committees (the “Chairperson Grants”). The chairperson of the Board or the Audit Committee are eligible to receive a Chairperson Grant valued at $50,000 and the chairperson of the compensation committee or the nominating committee are eligible to receive a Chairperson Grant valued at $25,000. The Chairperson Grants will be effective beginning with the service year beginning at the Annual Meeting.
Equity Retainers for 2023 were granted to our non-employee directors on May 18, 2023 and October 6, 2023. In the future, Equity Retainers and Chairperson Grants will generally be granted on the second trading day following each annual meeting of our stockholders. Any individual that becomes a non-employee director for the first time other than by election or appointment at an annual meeting of our stockholders will be granted an Equity Retainer in connection with his or her appointment and will be eligible to receive an Equity Retainer with the next annual stockholders meeting so long as such annual stockholders meeting is more than four calendar months from the date such individual becomes a non-employee director. The Equity Retainer and Chairperson Grants will be granted pursuant to our 2020 Plan.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected Deloitte (as defined below), as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and is seeking ratification of such selection by our stockholders at the Annual Meeting. “Deloitte” shall mean (i) Deloitte & Touche LLP, and the other subsidiaries of its parent company, Deloitte LLP, a U.S. member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”); and (ii) any of the other member firms of DTTL and their affiliates that, in case of both (i) and (ii) of this sentence, provide professional services to the Company. A representative of Deloitte is expected to be present at the Annual Meeting to make a statement and be available to respond to questions.
Neither our Third Amended and Restated Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. Still, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table provides information regarding the fees incurred to Deloitte during the fiscal years ended December 31, 2023 and December 31, 2022. All of the services of Deloitte for 2023 and 2022 described below were pre-approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2023	2022
Audit Fees (1)	$2,514,123	$1,922,919
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—
Total Fees	$2,514,123	$1,922,919
(1) Audit fees for fiscal years ended December 31, 2023 and December 31, 2022 consisted of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the financial statements included in the Company’s Form 10-Q filings, and services in connection with regulatory filings.
Pre-Approval Policies and Procedures
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee is exclusively authorized and directed to consider and, in its discretion, approve in advance any services proposed to be carried out for the Company by the independent auditor or by any other firm proposed to be engaged by the Company as its independent auditor. As permitted by applicable law, the Audit Committee delegates to its committee chair the authority to grant pre-approvals of permissible services and fees. All such pre-approvals are disclosed to the full Audit Committee on a regular basis, generally quarterly. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Audit Committee discusses with the independent auditor the potential effects of such services on the independence of the auditor.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Eos under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://investors.eose.com (but which is not hereby incorporated by reference). Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for establishing and maintaining effective internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
The Audit Committee has discussed with Deloitte, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has received from Deloitte the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte their independence. Finally, the Audit Committee discussed with Deloitte, with and without management present, the scope and results of Deloitte’s audit of the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC. The Audit Committee also has selected Deloitte as our independent registered public accounting firm for year ended December 31, 2024 and is seeking ratification of such selection by the stockholders.
Audit Committee
Jeff Bornstein
Claude Demby
Alex Dimitrief
Jeffrey McNeil
Audrey Zibelman

EXECUTIVE OFFICERS

The following table sets forth the name, age as of March 1, 2024 and position of the individuals who currently serve as the executive officers of the Company (with the exception of Mr. Mastrangelo, which is set forth above under "Directors"). The following also includes certain information regarding our officers’ individual experience, qualifications, attributes and skills. Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Third Amended and Restated Certificate of Incorporation and our Third Amended and Restated Bylaws as it deems appropriate.

Name	Age	Position
Joe Mastrangelo	55	Chief Executive Officer
Nathan Kroeker	50	Chief Financial Officer
Michael Silberman	53	General Counsel, Chief Compliance Officer and Corporate Secretary
Nathan Kroeker, 50, joined Eos as Chief Financial Officer in January 2023. In this position, Mr. Kroeker is responsible for the overall financial strategy and direction at Eos, overseeing all financial functions, he guides the controller, treasury, shareholder relations, accounting, tax, financial planning and internal audit functions to support Eos’s aggressive growth strategy and meet its clients’ and investors’ expectations. Prior to joining Eos, Mr. Kroeker spent ten years with Spark Energy, a retail energy services company, serving as Chief Financial Officer and then as Chief Executive Officer. As Spark Energy’s Chief Executive Officer, he led the company through its initial public offering and subsequent mergers and acquisitions transactions. From 2009 to 2010, Mr. Kroeker served as Senior VP, Head of Energy Finance for Macquarie Bank, and from 2004 to 2009 worked for Direct Energy, a provider of home and business energy services, ultimately becoming VP of Finance. Mr. Kroeker began his career in public accounting with Coopers & Lybrand and Arthur Andersen, before transitioning into a transaction advisory role with Ernst & Young. Mr. Kroeker holds a Bachelor of Commerce in Accounting from the University of Manitoba, and is a Certified Public Accountant.
Michael Silberman, 53, joined Eos as General Counsel, Chief Compliance Officer, and Corporate Secretary in January 2024. Mr. Silberman is responsible for all legal, compliance and corporate secretarial matters at Eos. Prior to joining Eos, Mr. Silberman served from 2020 to 2023 as General Counsel, Chief Compliance Officer, and Corporate Secretary at Trecora Resources, a NYSE-listed international diversified technology and specialty materials company based in Sugar Land, Texas. Before Trecora, from 2016 to 2020, Mr. Silberman was the Vice President and Deputy General Counsel, & Assistant Secretary at Celanese Corporation, a Fortune 500 international diversified technology and specialty materials company based in Dallas, Texas. Prior to that role, Mr. Silberman held several positions from 2004 to 2016 at FMC Corporation, a Fortune 1000 international diversified technology and specialty materials company based in Philadelphia, Pennsylvania. While at FMC, Mr. Silberman served as Assistant General Counsel and Assistant Secretary during which he was the company’s chief M&A and corporate counsel, and prior to that, served as division general counsel for FMC’s global Health and Nutrition division. Before FMC, Mr. Silberman worked for the law firms of Morgan, Lewis, Bockius LLP in Philadelphia from 2000 to 2004, and Blank Rome LLP in Philadelphia from 1996 to 2000, and as a Law Clerk and Court Mediator for the New Jersey Superior Court in Camden, New Jersey from 1995 to 1996. Mr. Silberman graduated with a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree with distinction from the University of Pennsylvania.

EXECUTIVE COMPENSATION

We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for (i) all individuals who served as our principal executive officer or in a similar capacity during fiscal years ended December 31, 2022 and December 31, 2023, (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of the fiscal year ended December 31, 2023, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii), but for the fact that the individual was not serving as an executive officer as of the fiscal year ended December 31, 2023. We refer to these executive officers collectively as the named executive officers (“NEOs”). This section should be read in conjunction with our financial statements and related notes appearing in our annual report on Form 10-K for fiscal year ended December 31, 2023, filed with the SEC on March 4, 2024 (“Form 10-K”), along with the section of this proxy entitled “Certain Relationships and Related Party Transactions.” Compensation information included in the following section is presented in actual dollar amounts. For fiscal year ended December 31, 2023, the NEOs were:

•Joe Mastrangelo, Chief Executive Officer
•Nathan Kroeker, Chief Financial Officer
•Melissa Berube, former General Counsel, Chief Compliance Officer and Corporate Secretary

Summary Compensation Table
The following table presents summary information regarding the total compensation paid to, earned by and awarded to each of our NEOs for the fiscal year ended December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan and Compensation ($)	All Other Compensation (3) ($)	Total ($)
Joe Mastrangelo, Chief Executive Officer	2023	650,000	—	3,250,000	—	292,500	129,698	4,322,198
	2022	648,929	—	—	298,568	162,500	125,302	1,235,299
Nathan Kroeker(4), Chief Financial Officer	2023	415,385	—	2,620,000	—	105,750	1,163	3,142,298
Melissa Berube, General Counsel, Chief Compliance Officer and Corp. Secretary	2023	334,750	—	552,339	—	75,319	744	963,152
	2022	332,723	—	259,500	158,704	41,683	—	792,610

(1) Represents the grant date fair value of restricted stock unit awards, computed in accordance with FASB ASC Topic 718. For a discussion of the valuation methodology used, see Note 17, “Stock-Based Compensation” of the notes to Eos Energy Enterprises, Inc. consolidated financial statements included in our Form 10-K. These amounts do not necessarily correspond to the actual value that may be realized from the stock awards by the NEOs.
(2) Represents the grant date fair value of option awards, computed in accordance with FASB ASC Topic 718. Grant date fair value is calculated based on the Black-Scholes option pricing model. For information regarding the assumptions used in determining the grant date fair value, see Note 17, “Stock-Based Compensation” of the notes to our consolidated financial statements included in our Form 10-K. These amounts do not necessarily correspond to the actual value that may be realized from the option awards by the NEOs.

(3) Amounts in this column reflect for Mr. Mastrangelo (i) for fiscal 2023, $66,800 in residential expenses, $7,301 in a car allowance, and $51,985 in travel expense reimbursement and (ii) for fiscal 2022, $6,120 in a car allowance, $54,750 in residential expenses and $64,432 in travel expense reimbursement. Additionally, amounts of $3,612, $1,163, and $744 for Mr. Mastrangelo, Mr. Kroeker, and Ms. Berube, respectively as earnings reported for the Company’s Group Term Life policy.
(4) Mr. Kroeker was appointed Chief Financial Officer on January 23, 2023.

Narrative Disclosure to the Summary Compensation Table
Employment Agreements
Employment Agreement with Mr. Mastrangelo
Effective as of February 24, 2021, the Company entered into an Employment Agreement with Mr. Mastrangelo, which replaced and superseded Mr. Mastrangelo’s June 22, 2020 employment agreement (the "Mastrangelo Agreement").
The Mastrangelo Agreement contains the following material compensation terms:
•An annual base salary of $650,000 per year based on full-time employment;
•An annual performance-based incentive bonus with an annual target payout of 100% of base salary, payable in cash; and
•Participation in the Company’s health insurance and other employee benefits the Company maintains; provided, that if Mr. Mastrangelo elects not to participate in the Company’s medical and other health benefit plans, the Company will pay for Mr. Mastrangelo and his family’s current medical and other health benefit plans in Italy, in an amount not to exceed a cumulative maximum of $17,000 per calendar year.
Pursuant to the terms of the Mastrangelo Agreement, if Mr. Mastrangelo is terminated without “cause” or resigns for “good reason” he will be entitled to (i) continued payment of his annual base salary for twenty-four months, (ii) a pro-rated annual bonus for the year of termination, if the applicable performance targets are achieved, and (iii) full vesting of any then-unvested equity awards, in each case, subject to his timely execution and non-revocation of a release of claims against the Company and continued compliance with certain restrictive covenants.
Pursuant to the terms of the Mastrangelo Agreement, Mr. Mastrangelo is subject to certain restrictive covenants, including perpetual confidentiality obligation, a 12-month post-termination non-compete, a 12-month post-termination non-solicit covering our employees and business relationships, invention assignment provisions and a mutual non-disparagement obligation.
Employment Agreement with Mr. Kroeker
Effective as of January 20, 2023, the Company entered into an employment agreement with Mr. Kroeker, which set forth the terms and conditions of his employment (the "Kroeker Agreement").
The Kroeker Agreement contains the following material compensation terms:
•An annual base salary of $440,000 per year based on full-time employment;
•An annual performance-based incentive bonus with an annual target payout of 50% of base salary, payable in cash;
•Participation in the Company’s health insurance and other employee benefits the Company maintains;
•An initial grant of restricted stock units with a grant date value of $450,000, vesting in equal amounts annually over three years, and fully vesting upon a change in control. This grant was made on January 23, 2023; and

•In the event the total aggregate value of the initial grant is less than $2,000,000 on July 3, 2023, as of the close of market the prior trading day, the Company may make an additional grant, not to exceed 200,000 restricted stock units, and up to $2,000,000 total aggregate value of the initial grant and follow-on grant and the additional grant (the “Follow On Grant”).
On July 3, 2023, Mr. Kroeker received the Follow On Grant consisting of 160,829 restricted stock units, vesting ratably in equal installments over three years, each case subject to Mr. Kroeker’s continued employment as of the applicable vesting date. In the event that the Company undergoes a “change in control” (as defined in the Eos Energy Enterprises, Inc. 2020 Incentive Plan (the “2020 Plan”)), the Follow On Grant will fully vest.
Pursuant to the Kroeker Agreement, if Mr. Kroeker is terminated without “cause” or resigns for “good reason” he will be entitled to (i) continued payment of his annual base salary for twelve months, (ii) a pro-rated annual bonus for the year of termination, if the applicable performance targets are achieved, and (iii) full vesting of any then-unvested equity awards, in each case, subject to his timely execution and non-revocation of a release of claims against the Company and continued compliance with certain restrictive covenants.
Pursuant to the Kroeker Agreement, Mr. Kroeker is subject to certain restrictive covenants, including perpetual confidentiality obligations, a 12-month post-termination non-solicit covering our employees and business relationships, invention assignment provisions and a mutual non-disparagement obligation.
Agreements with Ms. Berube
Effective as of July 29, 2022, the Company entered into an employment agreement with Ms. Berube, which replaced and superseded her prior offer letter, and which set forth the terms and conditions of her employment (the "Berube Agreement").
The Berube Agreement contains the following material compensation terms:

•An annual base salary of $334,750 per year based on full-time employment;

•An annual performance-based incentive bonus with an annual target payout of 50% of base salary, payable in cash;

•Participation in the Company’s health insurance and other employee benefits the Company maintains; and

•Amendment of the terms of the Ms. Berube’s outstanding equity awards to clarify that her equity grants will fully vest upon a change in control.
Pursuant to the terms of the Berube Agreement, if Ms. Berube is terminated without “cause” or resigns for “good reason” she will be entitled to (i) continued payment of her annual base salary for twelve months, (ii) a pro-rated annual bonus for the year of termination, if the applicable performance targets are achieved, and (iii) full vesting of any then-unvested equity awards, in each case, subject to her timely execution and non-revocation of a release of claims against the Company and continued compliance with certain restrictive covenants. Pursuant to her employment agreement, Ms. Berube is subject to certain restrictive covenants, including perpetual confidentiality obligations, a 12-month post-termination non-solicit covering our employees and business relationships, invention assignment provisions and a mutual non-disparagement obligation.

In connection with her resignation, Ms. Berube entered into a separation agreement with the Company dated January 19, 2024 which provides that, subject to her timely execution and non-revocation of a release of claims and her agreement to cooperate with the Company’s executive management team through January 31, 2024 in connection with her transition: (i) the vesting of 204,657 of her unvested restricted stock units accelerated, (ii) her previously granted options were amended to allow for the vested options to remain outstanding until the earlier of Ms. Berube’s exercising the options or the expiration of the options on June 16, 2032, (iii) Ms. Berube will receive a bonus if applicable performance targets have been achieved for 2023 in proportion and to the extent a bonus is paid to our other executive officers, and (iv) if timely elected the Company will reimburse up to $700 per month to Ms. Berube’s COBRA continuation coverage until the earlier of August 31, 2024 or the date on which Ms. Berube becomes eligible for coverage under a successor’s group health insurance program. Ms. Berube also agreed that she will continue to be subject to the restrictive covenants set forth in her employment agreement with the Company.

Annual Bonus Plan
We maintain a cash-based annual bonus program for executives, including the NEOs, under which the NEOs are eligible to receive bonuses based on performance goals established in 2023. Such awards are designed to incentivize the NEOs with a variable level of compensation that is based on performance measures established by the Compensation Committee and tied to pre-defined business and personal goals and objectives.
Each NEO’s target annual bonus opportunity was approved by the Compensation Committee and is reflected as a percentage of the NEO’s base salary. In 2023, Mr. Mastrangelo’s target was 100% of his base salary and Mr. Kroeker’s and Ms. Berube’s targets were 50% of their respective base salaries.

In 2023, the Compensation Committee established three performance metrics for the 2023 bonus as follows:

Performance Metrics	Weighting	Threshold (1)	Target (1)	Stretch (1)
Booked Orders	40%	$500M	$800M	$1,100M
Revenue	30%	$30M	$40M	$50M
Cost-Out	30%	5%	15%	30%

(1) Straight-line interpolation is used to determine the performance award when the Company's performance is between the target, threshold and stretch amounts.
The Company earned a 30% payout for the Cost-Out; reduction as decrease from initial design cost; achieving a 45% total performance award. Based on the level of achievement of the financial and performance targets, the Compensation Committee awarded bonuses as follows: $292,500 for Mr. Mastrangelo, $105,750 for Mr. Kroeker and $75,319 for Ms. Berube.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards for our NEOs as of the end of our fiscal year ended December 31, 2023.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($) (1)
Joe Mastrangelo	10/23/2020 (2)	691,656	—	—	$8.67	6/30/2025	—	—
	10/23/2020 (3)	345,828	—	—	$8.67	10/23/2030	—	—
	2/26/2021 (4)	—	—	—	—	—	250,000	$272,500
	6/16/2022 (5)	200,000	—	—	$1.34	6/16/2032	—	—
	7/5/2023 (6)	—	—	—	—	—	762,911	$831,573
Nathan Kroeker	1/23/2023 (7)	—	—	—	—	—	300,000	$327,000
	7/3/2023 (8)	—	—	—	—	—	160,829	$175,304
	7/5/2023 (9)	—	—	—	—	—	315,024	$343,376
Melissa Berube	7/28/2021 (10)	—	—	—	—	—	25,000	$27,250
	2/9/2022 (11)	—	—	—	—	—	50,000	$54,500
	6/16/2022 (12)	200,000	—	—	$1.34	6/16/2032	—	—
	7/5/2023 (13)	—	—	—	—	—	129,657	$141,326

(1) The market value is calculated by multiplying the closing price of the Company's common stock on December 29, 2023, which was $1.09, by the number of restricted stock units that had not vested.
(2) 691,656 of the shares of common stock subject to this option vested upon Mr. Mastrangelo's continued employment through the vesting dates of June 22, 2021, June 22, 2022 and June 22, 2023.
(3) 345,828 of the shares of common stock subject to this option vested upon the Board's determination that the Company had successfully closed an equity financing transaction prior to June 22, 2023 in connection with the merger agreement with BMRG.
(4) The RSUs vest in three equal installments on each of January 3, 2022, January 2, 2023 and January 1, 2024, subject to continued service through each vesting date.
(5) The stock options vest in two equal installments based on the achievement of certain performance conditions during specified time periods (each, a "Milestone Event"), with the full vesting of the applicable tranche of stock options to occur 60 days after the achievement of the applicable Milestone Event. The first of the Milestone Events was achieved on July 29, 2022 and the stock options with respect to 200,000 shares of common stock became fully vested and exercisable on the 60th day following the date of the achievement of the Milestone Event, subject to Mr. Mastrangelo's continued employment with the issuer through such date. The remaining 200,000 stock options pertaining to the second of the Milestone Events were forfeited on December 30, 2022.
(6) The RSUs vest in three equal installments on each of July 5, 2024, July 5, 2025 and July 5, 2026, subject to continued service through each vesting date.
(7) The RSUs vest in three equal installments on each of January 23, 2024, January 23, 2025 and January 23, 2026, subject to continued service through each vesting date.
(8) The RSUs vest in three equal installments on each of July 3, 2024, July 3, 2025 and July 3, 2026, subject to continued service through each vesting date.
(9) The RSUs vest in three equal installments on each of July 5, 2024, July 5, 2025 and July 5, 2026, subject to continued service through each vesting date.
(10) The RSUs were originally scheduled to vest in three equal installments on each of June 15, 2022, June 15, 2023 and June 15, 2024. In connection with Ms. Berube's resignation effective January 31, 2024, 25,000 RSUs were accelerated.

(11) The RSUs were originally scheduled to vest in three equal installments on each of February 9, 2023, February 9, 2024 and February 9, 2025. In connection with Ms. Berube's resignation effective January 31, 2024, 50,000 RSUs were accelerated.
(12) The stock options vest in two equal installments based on the achievement of a Milestone Event, with the full vesting of the applicable tranche of stock options to occur 60 days after the achievement of the applicable Milestone Event. The first and second of the Milestone Events were achieved on July 29, 2022 and August 31, 2023, respectively, and the stock options with respect to 200,000 shares of common stock became fully vested and exercisable on the 60th day following the date of the achievement of the Milestone Events, subject to Ms. Berube's continued employment with the issuer through such date. In connection with Ms. Berube's resignation, her previously granted performance options were amended to allow for the vested options to remain outstanding until the earlier of Ms. Berube’s exercising the options or the expiration of the options on June 16, 2032.
(13) The RSUs were originally scheduled to vest in three equal installments on each of July 5, 2024, July 5, 2025 and July 5, 2026. In connection with Ms. Berube's resignation effective January 31, 2024, 129,657 RSUs were accelerated.
Other Compensation Plans
Eos Energy Enterprises, Inc. 2020 Incentive Plan
The 2020 Plan was approved by our stockholders and became effective on November 16, 2020. The 2020 Plan was further amended, and such amendment was approved by our stockholders, effective May 16, 2023. As described in more detail under Proposal 5, we are submitting an amendment to the 2020 Plan for shareholder approval at the Annual Meeting to provide for the addition of 19,000,000 shares of our common stock to the number of shares available for issuance under the 2020 Plan. The terms of the 2020 Plan are described in more detail under Proposal 5.
Health and Retirement Benefits
We provide medical, dental, vision, life insurance and disability benefits to all eligible employees. The NEOs are eligible to participate in these benefits on the same basis as all other employees. In addition, we maintain a tax-qualified defined contribution plan (the “401(k) Plan”), under which eligible employees of Eos, including our named executive officers, may defer a portion of their annual compensation on a pre-tax basis. We do not provide a pension plan for employees and none of our named executive officers participates in a nonqualified deferred compensation plan.
Clawback
In 2023, we adopted an executive compensation recoupment policy intended to comply with the requirements of Section 10D of the Exchange Act and the rules of the Nasdaq under which the Compensation Committee must recover certain excess incentive-based compensation received by executive officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws. For more information on this policy, see Exhibit 97 to our Form 10-K.
Termination and Change in Control Benefits
Our NEOs are entitled to severance benefits under their respective employment agreements, as described under “-Employment Agreements,” above.

Pay Versus Performance
The following table sets forth the compensation for our Chief Executive Officer and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2023, 2022 and 2021. The table also provides information on our cumulative total shareholder return (“TSR”) and Net Income.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(3)	Net Income (Loss) (in Thousands)(4)
2023	$4,322,198	$1,956,453	$2,052,725	$1,039,489	$4.88	$(229,506)
2022	$1,235,299	$(3,054,439)	$1,770,017	$490,324	$6.62	$(229,813)
2021	$16,678,672	$2,432,410	$3,177,554	$1,770,916	$33.65	$(124,216)
(1)    Compensation for our PEO, Joe Mastrangelo, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEOs includes the following NEOs: (i) in 2023, Nathan Kroeker and Melissa Berube, (ii) in 2022, Randall Gonzales and Melissa Berube, and (iii) in 2021, Sagar Kurada and Jody Markopoulos.
(2)    Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEOs in 2023 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.
(3)    Total Shareholder Return is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2023, 2022, and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(4)    Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2022 and 2021, respectively.

	PEO 2023	Non-PEOs 2023
Summary Compensation Table Total	$4,322,198	$2,052,725
Less Stock Award and Option Award Value Reported in Summary Compensation Table for the Covered Year	(3,250,000)	(1,586,169)
Plus Fair Value for Unvested Awards Granted in the Covered Year	831,573	493,503
Change in Fair Value of Outstanding Unvested Awards from Prior Years	(97,500)	(29,250)
Plus Fair Value for Vested Awards Granted in the Covered Year	—	63,600
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	150,182	45,080
Less Fair Value of Awards Forfeited during the Covered Year	—	—
Compensation Actually Paid	$1,956,453	$1,039,489
Note: Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.

Relationship Between Compensation Actually Paid and Cumulative TSR
The amount of compensation actually paid to the PEO and the average amount of compensation actually paid to the non-PEO NEOs have generally aligned with the Company’s cumulative TSR over the three-year period presented in the table. From January 1, 2021 to December 31, 2023, cumulative TSR decreased by approximately 95%. For the three-years presented, the decline in both compensation actually paid and cumulative TSR are primarily driven by the decline in the Company's stock price from $22.35 as of December 31, 2020, $7.52 as of December 31, 2021, $1.48 as of December 31, 2022, to $1.09 as of December 31, 2023. Stock price is a large driver in the value of the equity incentive awards, which is a major component of compensation actually paid to the PEO and the average compensation actually paid to the non-PEO NEOs.

Equity Compensation Plans
The following table summarizes our equity compensation plan information as of December 31, 2023:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, Rights and Restricted Stock Units (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders	9,675,085	$4.47	5,015,893
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	9,675,085	$4.47	5,015,893

Total shares outstanding as of December 31, 2023 was 199,133,827 shares of common stock of the Company.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the related rules of the SEC, our Board is submitting a proposal providing our stockholders the opportunity to cast a non-binding advisory vote on the executive compensation paid to the Company’s executive officers named in this Proxy Statement (“named executive officers” or “NEOs”).
Based on the results of a separate non-binding advisory shareholder vote on the frequency of future shareholder advisory votes regarding the compensation program for our named executive officers held at our 2022 Annual Meeting of Shareholders, our Board determined that the Company will continue to hold its say on pay vote on an annual basis.
This advisory vote on named executive officer compensation is non-binding on the Board, will not overrule any decision by the Board and does not compel the Board to take any action. However, the Board and the Compensation Committee may consider the outcome of the vote when considering future executive compensation decisions. Specifically, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the Board will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Our Board and the Compensation Committee believe that the Company’s executive compensation programs and policies and the compensation decisions described in this Proxy Statement (i) support the Company’s business objectives, (ii) link the interests of the executive officers and stockholders, (iii) align NEO pay with individual and the Company’s performance, without encouraging excessive risk-taking that could have a material adverse effect on the Company, (iv) provide NEOs with a competitive level of compensation and (v) promote retention of the NEOs and other senior leaders.
For the reasons discussed above (and further amplified in the compensation disclosures made in this Proxy Statement), the Board recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative disclosure is hereby APPROVED.

THE BOARD RECOMMENDS A VOTE FOR THE ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL NO. 4
AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 TO 600,000,000 (THE “AUTHORIZED SHARES AMENDMENT”)
After careful consideration, the Board has adopted, declared advisable and directed that there be submitted to the stockholders a proposed amendment of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of authorized common stock from 300,000,000 to 600,000,000.
Background
Article IV of the Certificate of Incorporation currently authorizes the Company to issue up to 300,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“preferred stock”). As of March 1, 2024, approximately 202,776,151 shares of common stock were issued, including zero held as treasury shares, with warrants outstanding to purchase up to an aggregate of 61,411,390 shares of common stock, options and restricted stock units outstanding to acquire up to an aggregate of 9,196,514 shares of common stock, a maximum of 6,516,359 shares of common stock issuable upon conversion of the Company’s outstanding 5%/6% Convertible Senior PIK Toggle Notes due 2026, and a maximum of 19,488,773 shares of common stock issuable upon conversion of the Company’s outstanding 26.5% Convertible PIK Notes due 2026. As a result, approximately 610,813 authorized shares remain available for issuance for future purposes. The adoption of the proposed Authorized Shares Amendment would provide for an additional 300,000,000 authorized shares of common stock for future issuance, which would bring the aggregate total of authorized shares of common stock to 600,000,000.
The Authorized Shares Amendment amends and restates Section 4.1(b) of Article IV of the Certificate of Incorporation in its entirety to read as follows:
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 601,000,000 shares, consisting of (a) 600,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Reasons for Seeking Stockholder Approval
As of March 1, 2024, the Company had approximately 0.2% of the authorized shares of common stock available for issuance for future purposes. The additional shares may be used for various purposes without further stockholder approval (except as required by law or Nasdaq rules). These purposes may include: (i) raising capital, if the Company has an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) exchanging common stock or securities that are convertible into common stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding the Company’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.
The Board has not proposed the increase in the number of authorized shares of common stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.
Rights of Additional Authorized Shares
The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our common stock and, if issued, would have the same rights and privileges as the shares of our common stock presently issued and outstanding. Holders of shares of our common stock (solely in their capacity as holders of shares of our common stock) have no preemptive rights or rights to convert their shares of our common stock into any other securities. Accordingly, should the Board elect to issue additional shares of our common stock, existing holders of shares of our common stock would not have any preferential rights to purchase the shares.

Effect on Current Stockholders
Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.
Effectiveness of the Amendment
If this proposal is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Annual Meeting. If the proposal is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented and the Company’s capitalization will remain as it is currently.
Required Vote
Approval of Proposal No. 4 requires the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. Abstentions, if any, will have the effect of votes “AGAINST” the proposal. In addition, because this is a routine item, there will not be any broker non-votes.
THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZED SHARES AMENDMENT.

PROPOSAL NO. 5
APPROVAL OF AMENDMENTS TO THE EOS ENERGY ENTERPRISES, INC.
AMENDED AND RESTATED 2020 INCENTIVE PLAN
We are asking our stockholders to approve an amendment to the Eos Energy Enterprises, Inc. Amended and Restated 2020 Incentive Plan, as amended on May 16, 2023 (the “2020 Plan”) in order to (i) increase the number of shares reserved for issuance under the 2020 Plan by 19,000,000 shares, and (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 19,000,000 shares. The approval of this amendment to the 2020 Plan will be effective on May 1, 2024, the date of our Annual Meeting (“Effective Date”), if approved by our shareholders.
The 2020 Plan was approved by our stockholders and became effective on November 16, 2020. At our 2022 annual meeting of stockholders, our shareholders approved an initial amendment to the 2020 Plan to (i) increase the number of shares reserved for issuance under the 2020 Plan by 2,000,000 shares, (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 2,000,000 shares, (iii) remove the automatic increase to the share pool on the first day of each year and (iv) remove certain share recycling provisions. At our 2023 annual meeting of stockholders, our shareholders approved an amendment to the 2020 Plan to (i) increase the number of shares reserved for issuance under the 2020 Plan by 8,000,000 shares, (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 8,000,000 shares.
The 2020 Plan provides for the grant of equity-based awards to our employees, consultants, service providers and non-employee directors and provides a means to attract and retain employees and non-employee directors and to help promote a pay-for-performance linkage for such persons. In addition, the 2020 Plan provides a means whereby certain of our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of our common stock, thereby strengthening their commitment to the welfare of Eos and aligning their interests with those of our stockholders.
The 2020 Plan has a remaining balance of 5,015,893 shares available for the issuance of new awards as of January 1, 2024, which reflects the remaining balance of the shares originally reserved for issuance under the 2020 Plan, plus the shares added to the share pool automatically pursuant to the terms of the 2020 Plan on January 1, 2021 and 2022, plus the shares added to the share pool on May 17, 2022 and May 16, 2023.
Currently, the 2020 Plan is the only plan under which we can grant equity-based awards. Given the decreasing number of shares that are available for issuance under the 2020 Plan, the Board is requesting stockholders approve an increase to the number of shares available for issuance under the 2020 Plan in order to ensure the Company is able to continue to provide equity-based and incentive-based awards to attract, motivate and retain high quality employees and directors. If the additional share reserve is approved by stockholders, based on historic grant practices, the Company anticipates that the requested share authorization under the 2020 Plan will last until December 31, 2024.

Our Board is submitting the following amendments, which were approved by the Board on March 4, 2024 for approval by our stockholders:

•Increase the shares reserved for issuance under the 2020 Plan by 19,000,000 shares.
•Increase the limit on the number of shares that may be issued through the exercise of an incentive stock option by 19,000,000 shares.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE 2020 PLAN.

Reasons the Board Recommends Voting for Approval of the Amendments to the 2020 Plan
Our Board believes that encouraging our employees and non-employee directors to own shares of our common stock fosters broad alignment between the interests of our employees and directors and the interests of our stockholders. We believe the proposed amendments to the 2020 Plan, including the increase to the maximum number of shares available for awards thereunder, is necessary to ensure that we have adequate capacity to continue to attract and retain talented employees and non-employee directors. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.
Compensation and Governance Best Practices
The 2020 Plan currently includes certain compensation and governance best practices, with some of the key features as follows:

•No Evergreen. The number of shares available for issuance under the 2020 Plan is fixed and can only be increased with stockholder approval.
•Prohibition on Liberal Share Recycling. Shares tendered by a participant, withheld by the Company to satisfy any tax withholding or which are not issued in connection with the settlement of a stock-settled SAR do not become available for issuance as future awards under the 2020 Plan.
•Prohibition on Repricing. The 2020 Plan expressly prohibits the “repricing” of stock options or SARs without stockholder approval.
•Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the 2020 Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests;
•Limit on Non-Employee Director Compensation. The 2020 Plan contains an annual limit on total compensation paid and granted to each non-employee director.
•Stock Options and SARs Granted at No Less than Fair Market Value. The exercise price for stock options and SARs granted under the 2020 Plan must equal or exceed the underlying stock's fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions.
•No Change in Control / 280G Tax Gross-Ups. The 2020 Plan does not provide for any excise tax gross-up payments, including with respect to Section 280G and 4999 of the Internal Revenue Code, and, as a general business matter, the Company does not provide such benefits.
•Transfer Restrictions. The 2020 Plan contains robust restrictions on the transfer of awards granted under the 2020 Plan.
•Fixed Term. The 2020 Plan has a fixed, ten-year term.

Matters Considered by the Board with Respect to the Number of Shares to be Added to the Shares Available for Issuance under the 2020 Plan
Our Board is proposing an additional 19,000,000 shares be reserved for issuance of equity-based awards under the 2020 Plan. We believe the current number of shares available for grant under the 2020 Plan is insufficient and will harm our ability to attract and retain qualified employees and directors. Further, we believe that the additional shares, under these circumstances, represents a reasonable amount of potential equity dilution and allows the Company to recruit, motivate, and retain talented employees and directors who will help us achieve our business goals, including creating long-term value for our stockholders.

When considering the number of additional shares proposed to be made available for grant under the 2020 Plan, the Compensation Committee reviewed, among other things, the potential dilution to our shareholders.
The following table sets forth certain information about the equity awards that are outstanding under the 2020 Plan as of January 1, 2024:

Total number of shares that would be authorized for issuance upon stockholder approval of the amendments to the 2020 Plan (1)	36,035,887
Number of shares relating to outstanding stock options under the 2020 Plan	4,227,627
Number of shares relating to outstanding full-value awards under the 2020 Plan	5,447,458
Weighted average remaining term of outstanding stock options under the 2020 Plan	5.2
Number of shares remaining for issuance under the 2020 Plan upon shareholder approval of the amendments to the 2020 Plan	24,015,893

(1) Reflects the sum of (i) the 6,000,000 shares originally reserved for issuance under the 2020 Plan, (ii) the shares automatically added to the share reserve on January 1, 2021 and 2022 and (iii) the additional 2,000,000 shares added to the share pool pursuant to the amendments to the 2020 Plan approved by shareholders on May 17, 2022 (iv) the additional 8,000,000 shares added to the share pool pursuant to the amendments of the 2020 Plan approved by shareholders on May 16, 2023, and (v) the additional 19,000,000 shares to be added to the share pool pursuant to the proposed amendments of the 2020 Plan.
Description of the 2020 Plan
The key features of the 2020 Plan are described below, but are qualified in their entirety by reference to the full text of the third amendment of the 2020 Plan included as Appendix B to this Proxy Statement. Appendix C to this Proxy Statement contains a full draft of the 2020 Plan as a blackline showing the proposed amendments thereto.
Administration. The 2020 Plan is administered by a committee appointed by our Board, or if no such committee has been appointed, by our Board (the “Committee”). The Committee will, subject to the terms and conditions of the 2020 Plan, have the authority to, among other actions, designate participants in the 2020 Plan, determine the type of awards to be granted to a participant and the terms of conditions of such awards, determine the terms of settlement or exercise of awards, reconcile any inconsistency and correct any defect in the 2020 Plan or an award agreement, accelerate the vesting or exercisability of an award and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2020 Plan.
Eligibility. Those eligible to participate in the 2020 Plan consist of employees, directors and consultants of the Company or one of its affiliates (provided that such person is eligible to be offered securities registrable on Form S-8 under the Securities Act of 1933), as well as prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its affiliates (and would satisfy the eligibility criteria once he or she begins employment with or begins providing services to the Company or its affiliates.
While all employees are eligible to receive awards under the 2020 Plan, the Committee currently expects that approximately 430 employees participate in the 2020 Plan. In addition, all non-employee directors, of whom there are 7, also participate in the 2020 Plan. The basis for participation in the 2020 Plan is the Committee’s (or its authorized delegate’s) decision, in its sole discretion, that an award to an eligible participant will further the 2020 Plan’s purposes of providing a means through which the Company and its affiliates may attract and retain key personnel and to providing a means whereby certain directors, officers, employees, consultants and advisors (and certain prospective directors, officers, employees, consultants, and advisors) of the Company and its affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of shares of common stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s stockholders. In exercising its discretion, the Committee (or its delegate) will consider the recommendations of management and the purposes of the 2020 Plan.

Shares Reserve; Adjustments. The maximum number of shares of our common stock available for issuance under the 2020 Plan will be 36,035,887 shares. Shares of common stock underlying awards that are forfeited, canceled, expire unexercised, or are settled in cash shall be available again for issuance under the 2020 Plan. However, shares of common stock underling an Award shall not again be available for issuance under the Plan if such shares are (i) tendered or withheld in payment of the exercise price of a stock option or other award, (ii) delivered to or withheld by the Company to satisfy any tax withholding liabilities arising from an award, or (iii) covered by a stock-settled SAR and were not issued upon the settlement of the SAR. The maximum number of shares of our common stock available for issuance upon exercise of incentive stock options granted under the 2020 Plan will be 35,000,000 shares.
Non-Employee Director Limits. Under the 2020 Plan, the maximum number of shares of our common stock that may be granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year, in respect to the director’s service as a member of our Board during such year, shall not exceed $500,000 in total value. The independent directors may make exception to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Available Awards. The 2020 Plan permits the grant of incentive stock options to employees and/or nonstatutory stock options to all eligible participants, as well as, SARs, restricted stock, restricted stock units (“RSUs”), performance awards, other cash-based awards and other stock-based awards to all eligible participants.
Dividends and Dividend Equivalents. No adjustment may be made in the shares of common stock issuable or taken into account under an award on account of cash dividends made prior to settlement of such award. The Committee may grant Dividend Equivalents based on the dividends declared on shares of common stock subject to any award (other than stock options or SARs), provided that any such dividend equivalents will not be payable unless and until the award becomes payable, and shall be subject to forfeiture to the same extent as the underlying award.
No Repricing. The Committee may not, without stockholder consent, reduce the exercise price of outstanding stock options of SARs or cancel any outstanding stock options or SARs with an exercise price below the fair market value of our common stock and replace it with a new award or cash or take any other action considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange.
Change in Control. Upon a change in control (as defined in the 2020 Plan) and certain other corporate events, the Committee will make adjustments it may deem necessary or appropriate and equitable, subject to the requirements of Sections 409A, 421 and 422 of the Internal Revenue Code, including (i) adjusting the number of shares which may be delivered upon settlement of an award and the terms of any outstanding awards, (ii) providing for the substitution or assumption of awards, (iii) accelerating the vesting of awards, (iv) deeming any performance measures satisfied at target, maximum or actual performance, (v) providing for a period of time during which stock options and SARs will remain exercisable or (vi) canceling any awards in exchange for cash or other securities or property, or a combination thereof
Termination of Employment. The treatment of awards upon a participant’s termination of employment is generally set forth in the applicable award agreement. Unless otherwise provided in such an award agreement, any unvested restricted stock or RSUs will be forfeited upon the participant’s termination of employment.
Clawback; Anti-Hedging and Pledging. All awards (including on a retroactive basis) granted under the 2020 Plan are subject to the terms of any Company forfeiture, incentive compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of Applicable Laws, as well as any other policy of the Company that may apply to the Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time.
Plan Amendment or Suspension. Our Board has the authority to amend, suspend or terminate the 2020 Plan, provided that no such action may be taken without stockholder approval if the approval is necessary to comply with a tax or regulatory requirement or other applicable law for which the Committee deems it necessary or desirable to comply. No amendment may adversely and materially affect a participant’s rights under any award without such participant’s consent.

Term of the Plan. No awards may be granted under the 2020 Plan after our Board terminates the plan or after ten years from the effective date.
Federal Income Tax Consequences
The following discussion summarizes certain material federal income tax consequences of the issuance and receipt of awards under the 2020 Plan under the law as in effect on the date of this proxy statement. This summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the 2020 Plan, nor does it cover state, local, or non-U.S. taxes.

•Incentive Stock Options (ISOs). An optionee generally realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by the Company as compensation, provided that the Company reports the income to the optionee. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. However, if the optionee exercises an ISO and satisfies the holding period requirements, the Company may not deduct any amount in connection with the ISO. If a sale or disposition of shares acquired with the ISO occurs after the holding period, the employee will recognize long-term capital gain or loss at the time of sale equal to the difference between proceeds realized and the exercise price paid. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent that they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

•Non-Qualified Stock Options (NQSOs). An optionee generally has no taxable income at the time of grant of an NQSO but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. The same amount is deductible by the Company as compensation, provided that, in the case of an employee option, the Company reports the income to the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

•SARs. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in the SAR in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If a participant receives the appreciation inherent in the SAR in shares, the spread between the then-current market value and the base price will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

•Restricted Stock. The recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the IRC to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award (less the purchase price, if any, paid for such shares), determined without regard to the restrictions. If a Section 83(b) election is made, the capital gain/loss holding period for such shares commences on the date of the award. Any further change in the value of the shares will be taxed as a capital gain or loss only if and when the shares are disposed of by the recipient. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse, and the capital gain/ loss holding period for such shares will also commence on such date.

•RSUs. No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the market price of unrestricted shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid, if any, by the participant for such restricted stock units), and the capital gain/loss holding period for such shares will also commence on such date.

New Plan Benefits
The benefits that will be awarded or paid under the 2020 Plan are not currently determinable. Any future awards granted to eligible participants under the 2020 Plan will be made at the discretion of the Committee, the Board, or under delegated authority, and no such determination as to future awards or who might receive them has been made.

Existing Plan Benefits
The following tables summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-executive directors as a group, each nominee for election as a director and all non-executive employees as a group, from the inception of the 2020 Plan through December 31, 2023. The closing price per share of our common stock on was $1.09 as of December 29, 2023.

Name	Number of Stock Options Granted Since Adoption of the 2020 Plan	Number of RSUs Granted Since Adoption of the 2020 Plan
Joe Mastrangelo	1,437,484	1,512,911
Nathan Kroeker	—	815,853
Melissa Berube (a)	200,000	279,657
Current Executive Officers as a Group (3)	1,637,484	2,608,421
Current Non-Employee Directors as a Group, excluding the two director nominees below (5)	1,562,011	568,253
Marian "Mimi" Walters	245,488	104,847
Jeffrey McNeil	82,452	36,232
Non-Executive Officer Employees as a Group (b)	2,295,872	6,548,024

(a) Ms. Berube is no longer an employee of the Company as of January 31, 2024. In connection with her departure, Ms. Berube no longer has any outstanding RSUs.
(b) Represents total stock options and RSUs granted since the adoption of the 2020 Plan to all employees (current and former) who received awards under the 2020 Plan, other than current executive officers.

Registration with the SEC
If our stockholders approve the amendment to the 2020 Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the 2020 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Unless otherwise stated or unless the context otherwise requires, the terms “Company,” “we,” “us,” “our,” and “Eos” refer to Eos Energy Enterprises, Inc., a Delaware corporation, and the term “BMRG” refers to the Company prior to the consummation of the business combination.
The following is a summary of transactions since January 1, 2023 to which we and BMRG have been a participant, in which:

i.the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

ii.any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation” or that were approved by our compensation committee.

B Riley Principal Merger Corp. II
B. Riley Financial is the ultimate parent company of B. Riley Securities, Inc. ("BRFBR"), the Sponsor and B. Riley Principal Investments, LLC ("BRPI"). Daniel Shribman, who was BMRG’s Chief Executive Officer and Chief Financial Officer prior to the business combination, is the President of BRPI and the Chief Investment Officer of B. Riley Financial. Bryant Riley, a member of BMRG’s board of directors prior to the business combination, is the Chairman and Co-Chief Executive Officer of B. Riley Financial. Kenneth Young, a member of BMRG’s board of directors prior to the business combination, is the President of B. Riley Financial and the Chief Executive Officer of BRPI.
BMRG Registration Rights Agreement
The holders of the founder shares, private placement shares, private placement warrants, and shares of common stock underlying the private placement warrants have rights to require us to maintain an effective registration statement with respect to such securities. These holders are also entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by us. Notwithstanding the foregoing, the Sponsor may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years, respectively, after the effective date of IPO registration statement and may not exercise its demand rights on more than one occasion.
Eos Registration Rights Agreement
In connection with the Closing, we entered into a registration rights agreement with certain of our security holders, which requires us to maintain an effective registration statement registering the resale of their shares of common stock. Such security holders also have certain “piggyback” registration rights and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.
Director Nomination Agreement
In connection with the Closing, we entered into the Director Nomination Agreement with the Sponsor and certain Eos equity holders (the “Sellers”), pursuant to which the Sponsor and the Sellers have the right to designate members to be appointed or nominated for election to the Board of the Company, subject to terms and conditions set forth therein.
Merger Consideration
Subject to certain downward adjustments and the other terms and conditions set forth in the Merger Agreement, at Closing the EES LLC security holders received total aggregate consideration of 29,644,680 shares of common stock.

The EES LLC security holders also received an additional 1,994,171 shares of our common stock upon the achievement of certain earnout targets pursuant to the terms of the Merger Agreement.
Issuance and Sale of 26.5% Convertible Senior PIK Notes due 2026
On January 18, 2023, the Company entered into an investment agreement (the “Investment Agreement”) with Great American Insurance Company, Ardsley Partners Renewable Energy, LP, CCI SPV III, LP, Denman Street LLC, John B. Berding Irrevocable Children’s Trust, John B. Berding, and AE Convert, LLC, a Delaware limited liability company managed by Russell Stidolph, a director of the Company relating to the issuance and sale to the Purchasers of $13,750,000 in aggregate principal amount of the Company’s 26.5% Convertible Senior PIK Notes due 2026 (the “Notes”). The Board reviewed and approved the issuance of the Notes to AE Convert, LLC in accordance with the Company's related person transaction policy. The Notes are governed by a form of indenture (the “Indenture”) incorporated by reference into the Notes. The Notes will bear interest at a rate of 26.5% per annum, which interest shall be entirely paid-in-kind. All interest payments on the Notes shall be made through an increase in the principal amount of the outstanding Notes or through the issuance of additional Notes (such interest is referred to herein as “PIK Interest”). Interest on the Notes is payable semi-annually in arrears on June 30 and December 30, commencing on June 30, 2023. It is expected that the Notes will mature on June 30, 2026, subject to earlier conversion, redemption or repurchase. The Notes are convertible at the option of the holder at any time until the business day prior to the maturity date, including in connection with a redemption by the Company. The Notes will be convertible into shares of the Company’s common stock, par value $0.0001 per share, based on an initial conversion rate of 598.824 shares of the Company’s common stock per $1,000 principal amount of the Notes (which is equal to an initial conversion price of approximately $1.67 per share), in each case subject to customary anti-dilution and other adjustments (as described in the Indenture).
Policies and Procedures for Related Person Transactions
Our Board adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

◦any person who is, or at any time during the applicable period was, one of our officers or one of our directors;

◦any person who is known to be the beneficial owner of more than 5% of our voting stock;

◦any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of our voting stock; and

◦any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
Pursuant to our related person transaction policy, the Chief Financial Officer of the Company is responsible for collecting information regarding Related Person Transactions, determining whether a transaction, arrangement or relationship meets the definition of Related Person Transaction, and preparing information regarding Related Person Transactions for presentation to the Nominating and Corporate Governance Committee. Directors and officers are expected to promptly notify the Chief Financial Officer or the Chair of the Nominating and Corporate Governance Committee of any potential or existing Related Person Transactions of which they are aware.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of March 1, 2024 by:

•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•each of our directors, nominees and named executive officers; and
•all directors and executive officers as a group.
A person is a “beneficial owner” of a security if that person has or shares voting or investment power over the security or if that person has the right to acquire sole or shared voting or investment power over the security within 60 days. Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options, warrants and restricted stock units held by that person that are currently exercisable or exercisable within 60 days of March 1, 2024.
Unless stated otherwise, the percentage of shares beneficially owned is computed on the basis of 202,776,151 shares of our common stock outstanding as of March 1, 2024.

	Shares of Common Stock Beneficially Owned
Name of beneficial owner	Number of Securities Beneficially Owned	Percentage
5% Stockholder
High Trail Capital (4)	11,869,955	5.53%
Directors and Executive Officers
Joe Mastrangelo (1) (2)	1,955,856	*
Nathan Kroeker (1) (2)	89,610	*
Melissa Berube (1) (2)	371,836	*
Michael Silberman (1) (2)	—	*
Russell Stidolph (2) (3)	3,909,246	1.92%
Alex Dimitrief (1) (2)	444,994	*
Audrey Zibelman (1) (2)	350,385	*
Marian "Mimi" Walters (1) (2)	355,335	*
Claude Demby (1) (2)	325,515	*
Jeff Bornstein (1) (2)	470,866	*
Jeffrey McNeil (1) (2)	345,956	*
All directors, director nominees and executive officers as a group (10 individuals)	8,247,763	4.06%
—————
*Less than 1%.
(1) The business address of each of these entities or individuals is c/o 3920 Park Avenue Edison, New Jersey 08820.
(2) Includes shares of common stock underlying restricted stock units.

(3) Represents (i) 268,869 shares of common stock directly owned by Mr. Stidolph, (ii) 473,613 shares of common stock issuable upon exercise of vested options held by Mr. Stidolph, (iii) 32,328 restricted stock units and 120,633 options issuable upon exercise within 60 days of March 1, 2024, (iv) 2,653,272 shares of common stock in which Mr. Stidolph has a pecuniary interest in that are held directly by AltEnergy LLC, or AltEnergy, AltEnergy Storage LLC, or AltEnergy I, AltEnergy Storage II LLC, or AltEnergy II, AltEnergy Storage V LLC, or AltEnergy V, AltEnergy VI LLC, or AltEnergy VI, AltEnergy Storage Bridge LLC, or Bridge, AltEnergy Transmission LLC, or Transmission, AltEnergy Storage Bridge Phase II LLC, or Bridge II (collectively, the “AltEnergy Shares”) and (v) 360,531 shares of common stock issuable upon conversion of the outstanding 26.5% Convertible Senior PIK Notes due 2026 held by AE Convert, LLC. Mr. Stidolph disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Mr. Stidolph is the managing director of AltEnergy, the managing member of each of AltEnergy I, AltEnergy II, AltEnergy VI, AltEnergy V, Bridge, Transmission and Bridge II, and has voting and dispositive power with respect to the AltEnergy Shares. Mr. Stidolph is a manager of AE Convert, LLC, and has voting and dispositive power with respect to the securities owned by AE Convert, LLC. The percentage of shares beneficially owned by Mr. Stidolph is computed on the basis of 202,776,151 shares of our common stock outstanding as of March 1, 2024 and 360,531 shares of common stock issuable upon conversion of the outstanding 26.5% Convertible Senior PIK Notes due 2026 held by AE Convert, LLC. The address of Mr. Stidolph and each of the above referenced entities is 137 Rowayton Avenue, Rowayton, CT 06853.
(4) Represents 11,869,955 shares of common stock issuable upon conversion of outstanding warrants held by High Trail Capital and its affiliates. The percentage of shares beneficially owned by High Trail Capital and its affiliates is computed on the basis of 202,776,151 shares of our common stock outstanding as of March 1, 2024 and 11,869,955 shares of common stock issuable upon conversion of warrants held by High Trail Capital and its affiliates as of March 1, 2024. This statement should not be construed as an admission that any of the foregoing persons or any reporting person is the beneficial owner of the shares listed herein. The address for this stockholder is 80 River Street, Suite 4C, Hoboken, NJ 07030.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during fiscal year ended December 31, 2023.

ADDITIONAL INFORMATION

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Eos stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 862-207-7955 or email ir@eose.com. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written request to the address above, a separate copy of the Form 10-K, Proxy Statement and Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report on Form 10-K for fiscal year ended December 31, 2023 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Eos stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed our Investor Relations department at 3920 Park Avenue, Edison, New Jersey 08820, 862-207-7955 or email ir@eose.com.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?
We have delivered printed proxy materials to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy on the internet.
These printed proxy materials are being sent to our stockholders on or about April 2, 2024.
Who can vote at the Annual Meeting?
The outstanding voting securities of Eos are shares of common stock, $0.0001 par value per share. There were 202,984,609 shares of common stock outstanding as of March 11, 2024. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of March 11, 2024, you may vote online during the virtual Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet. Whether or not you plan to attend online the virtual Annual Meeting, we encourage you to vote by proxy ahead of the Annual Meeting to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote. In such case, your previously submitted proxy will be disregarded.
◦To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.
◦To vote by proxy over the internet before the Annual Meeting, follow the instructions as directed on the enclosed Proxy Card.
◦To vote by telephone, you may vote by proxy by calling the toll free number found on the enclosed Proxy Card.
◦To vote at the virtual Annual meeting, you will need the 16-digit control number included on your Proxy Card or voting instruction form. The meeting webcast will begin promptly at 10:00 a.m., Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page for assistance.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.
If you are a beneficial owner as described above, you should have received a Proxy Card and voting instructions with these proxy materials from the brokerage firm, bank, dealer or other similar organization that holds your shares, rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. To vote online at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, dealer or other agent and follow the accompanying instructions included with these proxy materials.

We provide internet proxy voting to allow you to vote your shares online before the Annual Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
What is the required vote to approve the proposals discussed in this Proxy Statement?

•With respect to Proposal No. 1, directors are elected by a plurality of the votes cast. “Withhold” votes have no effect. There is no ability to “abstain”. Broker non-votes will have no effect on the outcome of the vote.
•With respect to Proposal No. 2, the affirmative vote of the majority of votes cast is required for approval. Abstentions will have no effect on the outcome of the vote. In addition, because this is a routine item, there will not be any broker non-votes.
•With respect to Proposal No. 3, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of the vote. We note that this is an advisory vote and is not binding on the Company, the Board, or the Leadership Development & Compensation Committee.
•With respect to Proposal No. 4, the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class is required for approval. Abstentions will have the same effect as a vote against. In addition, because this is a routine item, there will not be any broker non-votes.
•With respect to Proposal No. 5, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of the vote.
What are “broker non-votes”?
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Only Proposal No. 2, the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and Proposal No. 4, the Authorized Shares Amendment, are considered “routine” under applicable rules.
If a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as “broker non-votes” with respect to that proposal. Broker non-votes may affect the result of a Proposal, as stated above in “What is the required vote to approve the proposals discussed in this Proxy Statement?”.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the two nominees for director, “For” the ratification of the appointment of Deloitte as our independent registered public accounting firm, “For” the approval of the non-binding advisory resolution to approve the compensation of our named executive officers, “For” the Authorized Shares Amendment, and “For” an amendment to our Amended and Restated 2020 Incentive Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
◦You may submit another properly completed proxy with a later date.
◦You may send a written notice that you are revoking your proxy to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 862-207-7955 or email ir@eose.com.
◦You may attend the virtual Annual Meeting through online presence and vote online. Simply attending the Annual Meeting will not, by itself, revoke your prior proxy.
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 of the Securities Exchange Act to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 3, 2024 to Eos Energy Enterprises Inc., c/o Elizabeth Higley, 3920 Park Avenue, Edison, New Jersey 08820, or email at ir@eose.com.
Pursuant to our Third Amended and Restated Bylaws, in order for a stockholder to present a proposal at the annual meeting, other than 14a-8 proposals to be included in the Proxy Statement as described above, or to nominate a director, you must give timely notice thereof in writing to the Secretary at Eos Energy Enterprises Inc., 3920 Park Avenue, Edison, New Jersey 08820, which must be received between January 1, 2025 and January 31, 2025; provided that if the date of the 2025 annual meeting is more than 30 days before or more than 60 days after May 1, 2025, notice must be received no earlier than 120 days prior to such annual meeting and no later than the later of the 90th day prior to the annual meeting date or the 10th day following the day on which public announcement of the 2025 annual meeting date is first made by the Company. You are also advised to review our Third Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing requirements, including the timing and other requirements, under the Company’s Third Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting of Stockholders must also provide notice to our Secretary that sets forth all information required by Rule 14a-19 under the Exchange Act, and such notice must be received no later than March 2, 2025. A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with the Company’s Third Amended and Restated Bylaws, including the obligation to provide timely notice as described above.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present online at the virtual Annual Meeting represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present online or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting.

Who can help answer my questions?
If you have questions about this Proxy Statement or if you need additional copies of the proxy materials, you should contact our Investor Relations department at 862-207-7955 or ir@eose.com. To obtain timely delivery, our stockholders must request the materials on or before April 17, 2024 to facilitate timely delivery.
Who will solicit and pay the cost of soliciting proxies?
Eos will pay the cost of soliciting proxies for the general meeting. Eos will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, mail, on the Internet or at the Annual Meeting. They will not be paid any additional amounts for soliciting proxies. In addition, we have retained Morrow Sodali to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay that firm $12,500, plus reasonable out-of-pocket expenses, for proxy solicitation services.
How do I attend the Annual Meeting?
After careful consideration, our Board has determined to hold a virtual-only annual meeting. You may attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/EOSE2024. Stockholders will need the 16-digit control number provided on their Proxy Card, voting instruction form or notice. We suggest you log in at least 15 minutes before the start of the meeting.
Can I ask questions at the Annual Meeting?
Stockholders as of our record date will have an opportunity to submit questions live via the Internet during the meeting.

How to Participate in the Annual Meeting	Online: 1. Visit www.virtualshareholdermeeting.com/EOSE2024; and
2. Enter the 16 digit control number included on your Notice Regarding the Availability of Proxy Materials (“Notice”), on your Proxy Card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials.

You may begin to log into the meeting platform beginning at 9:45 a.m. Eastern Time on May 1, 2024. The meeting will begin promptly at 10:00 a.m. Eastern Time.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on April 30, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EOSE2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on April 30, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V36060-P07325 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EOS ENERGY ENTERPRISES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Jeffrey McNeil	☐	☐	☐
1b. Marian (Mimi) Walters	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2-5.	For	Against	Abstain
2. Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024.	☐	☐	☐
3. Non-binding advisory vote to approve our named executive officer compensation.	☐	☐	☐
4. Amendment to our certificate of incorporation to increase the number of authorized shares of common stock.	☐	☐	☐
5. Amendment to our Amended and Restated 2020 Equity Compensation Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting. When voting, have the information that is printed in the box marked by the arrow and follow instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Proxy Statement are available at www.proxyvote.com.

V36061-P07325

Eos Energy Enterprises, Inc.
Annual Meeting of Stockholders
May 1, 2024 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael Silberman and Elizabeth Higley, or each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of EOS ENERGY ENTERPRISES, INC., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on May 1, 2024, via a live webcast at www.virtualshareholdermeeting.com/EOSE2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

APPENDIX A

EOS ENERGY ENTERPRISES, INC.

CERTIFICATE OF AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

FIRST: The present name of the corporation is Eos Energy Enterprises, Inc., a Delaware corporation (the “Corporation”). The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 3, 2019 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 4, 2020. A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on May 19, 2020. A Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on November 16, 2020. A certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on June 28, 2022.

SECOND: Section 4.1(b) of Article IV of the Company’s Third Amended and Restated Certificate is hereby amended to read in its entirety as set forth below:

(b) The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 601,000,000 shares, consisting of (a) 600,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Effective at 5:00 p.m. Eastern Time on ____________, 20__, the date of filing with the Secretary of State of the State of Delaware (such time, on such date, the “Effective Time”) of this [__] Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [__] shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No fractional share shall be issued in connection with the Reverse Stock Split. The Corporation shall issue and deliver one full share of post-Reverse Stock Split Common Stock or Preferred Stock to any stockholder (other than with respect to shares held by the Corporation as treasury stock) who would have been entitled to receive a fractional share of Common Stock or Preferred Stock, respectively, as a result of the Reverse Stock Split, in lieu of receiving such fractional share. The Reverse Stock Split shall occur whether or not any certificates representing such shares are surrendered to the Corporation or its transfer agent.

THIRD: The foregoing amendment has been duly proposed and declared advisable by the Corporation’s Board of Directors and adopted by the Corporation’s stockholders in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective as of upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this day of , 20 .

By:
Name:	Michael Silberman
Title:	Authorized Officer

APPENDIX B

THIRD AMENDMENT TO THE
EOS ENERGY ENTERPRISES, INC.
AMENDED AND RESTATED
2020 INCENTIVE PLAN

This Third Amendment (the “Amendment”) to the Eos Energy Enterprises, Inc. Amended and Restated 2020 Incentive Plan (as amended or restated from time to time, the “Plan”) is approved and adopted to be effective as of _______________, 2024, (the “Effective Date”).

RECITALS

A.The stockholders of Eos Enterprises, Inc., a Delaware corporation (the “Company”) approved the Amendment effective as of _____________, 2024.

A.The Company now desires to amend the Plan in accordance with the terms and conditions of this Amendment.

AMENDMENT

NOW THEREFORE, effective as of the Effective Date, Sections 5(b) and Section 7(a) of the Plan are hereby deleted in their entirety and restated as follows:

1.Grant of Awards; Shares Subject to the Plan; Limitations.

(b) Subject to Section 12 of the Plan and this Section 5, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of __________________ Common Stock; provided, that the maximum number of Common Stock that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such nonemployee director during such year in respect of his service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the Fair Market Value on the Date of Grant of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Capital Market or other securities exchange on which the Common Stock is traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

1.Options.

a.Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Subject to Section 12, the maximum aggregate number of Common Stock that may be issued through the exercise of Incentive Stock Options granted under the Plan is ______________ Common Stock. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholder of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

IN WITNESS WHEREOF, the Company has executed this Amendment to the Plan as of _________, 2024.

EOS ENERGY ENTERPRISES, INC.

/s/Michael Silberman
Michael Silberman
General Counsel, Chief Compliance Officer, and Corporate Secretary

APPENDIX C

EOS ENERGY ENTERPRISES, INC.
AMENDED AND RESTATED
2020 INCENTIVE PLAN
1.Establishment of the Plan; Effective Date; Duration.
(a)Establishment of the Plan; Effective Date. Eos Energy Enterprises, Inc. (f/k/a B. Riley Principal Merger Corp. II), a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Eos Energy Enterprises, Inc. Amended and Restated 2020 Incentive Plan”, as amended from time to time (the “Plan”). The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards and Dividend Equivalents. If the Plan is not so approved by the stockholders of the Company, then the Plan will be null and void in its entirety. The Plan shall remain in effect as provided in Section 1(b) of the Plan. Capitalized but undefined terms shall have the meaning set forth in Section 3 of the Plan.
(b)Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 13. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.
2.Purpose. The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors (and certain prospective directors, officers, employees, consultants, and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.
3.Definitions. Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:
(a)“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock are listed or quoted, and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted, as are in effect from time to time.
(c)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Awards, Other Cash-Based Awards, and/or Dividend Equivalents, granted under the Plan.

(d)“Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
(e)“Board” means the Board of Directors of the Company.
(f)“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of  “Cause” contained therein), a Participant’s (A) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (B) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation, fraud, embezzlement, theft or proven dishonesty in the course of his employment or other service to the Company or an Affiliate; (C) alcohol abuse or use of controlled substances other than in accordance with a physician’s prescription; (D) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (F) below) to the Company or its Affiliates (other than due to a disability, as determined by the Committee), which refusal, if curable, is not cured within 15 days after delivery of written notice thereof; (E) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 15 days after the delivery of written notice thereof; or (F) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation and/or proprietary rights.
(g)“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon any of the following events:
(i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or any of its Affiliates, (B) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by way of merger, consolidation, recapitalization, reorganization or otherwise, of fifty percent (50%) or more of the total voting power of the then outstanding voting securities of the Company;
(ii) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) were directors on the Effective Date or (y) become directors after Effective Date and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors on the Effective Date or whose election or nomination for election was previously so approved;
(iii) the consummation of a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iv) the consummation of a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all the Company’s assets; or
(v) any other event specified as a “Change in Control” in an applicable Award Agreement.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii), (iv), or (v) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
(h)“Claim” means any claim, liability or obligation of any nature, arising out of or relating to the Plan or an alleged breach of the Plan or an Award Agreement.
(i)“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(j)“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.
(k)“Common Stock” means the Class A common stock of the Company, par value $0.0001 per share.
(l)“Company” means Eos Energy Enterprises, Inc. (f/k/a B. Riley Principal Merger Corp. II), a Delaware corporation.
(m)“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or applicable Award Agreement.
(n)“Dividend Equivalent” means a right awarded under Section 11 to receive the equivalent value (in cash or Common Stock) of ordinary dividends that would otherwise be paid on the Common Stock subject to an Award that is a full-value award but that have not been issued or delivered.
(o)“Effective Date” means November 16, 2020.
(p)“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(q)“Eligible Person” with respect to an Award denominated in Common Stock, means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided, that, if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates, provided, that, the Date of Grant of any Award to such individual shall not be prior to the date he begins employment with or begins providing services to the Company or its Affiliates).
(r)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(s)“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(t)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock are listed on any established stock exchange or a national market system, the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii) If the Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose).
(iv) Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.
(u)“Immediate Family Members” shall have the meaning set forth in Section 14(b)(ii).
(v)“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan for incentive stock options.
(w)“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(x)“Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.
(y)“Mature Shares” means Common Stock owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.
(z)“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(aa)“Option” means an Award granted under Section 7 of the Plan.
(ab)“Option Period” has the meaning given such term in Section 7(c) of the Plan.
(ac)“Other Cash-Based Award” means a cash Award granted to a Participant under Section 10 of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.

(ad)“Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth under Section 10 of the Plan (including upon the attainment of any performance goals or otherwise as permitted under the Plan).
(ae)“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(af) “Permitted Transferee” shall have the meaning set forth in Section 14(b)(ii) of the Plan.
(ag)“Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
(ah)“Plan” means this Eos Energy Enterprises, Inc. Amended and Restated 2020 Incentive Plan, as amended from time to time.
(ai)“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(aj)“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Stock, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed, provide continuous services for a specified period of time, or attain specified performance objectives), granted under Section 9 of the Plan.
(ak)“Restricted Stock” means Common Stock, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed, provide continuous services for a specified period of time, or attain specified performance objectives), granted under Section 9 of the Plan.
(al) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.
(am)“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.
(an)“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(ao)“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(ap)“Subsidiary” means, with respect to any specified Person:
(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(aq)“Substitute Award” has the meaning given such term in Section 5(e).
4.Administration.
(a)The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)Subject to the provisions of the Plan and Applicable Law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award (including any performance goals, criteria, and/or periods applicable to Awards); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan, including any changes required to comply with Applicable Laws; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) modify any performance goals, criteria and/or periods; and (y) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, in each case, to the extent consistent with the terms of the Plan.
(c)The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.
(d)Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.Grant of Awards; Shares Subject to the Plan; Limitations.
(a)The Committee may, from time to time, grant Awards to one or more Eligible Persons.
(b)Subject to Section 12 of the Plan and this Section 5, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of ~~17,035,887~~ 36,035,887 Common Stock; provided, that that the maximum number of Common Stock that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the Fair Market Value on the Date of Grant of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Capital Market or other securities exchange on which the Common Stock is traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
(c)Common Stock underlying Awards under this Plan that are forfeited, canceled, expire unexercised, or are settled in cash shall be available again for issuance as Awards under the Plan. Notwithstanding the foregoing, Common Stock underly an Award shall not again be available for issuance under the Plan if such Common Stock are (i) Common Stock tendered or withheld in payment of the exercise price of an Option or other Award, (ii) Common Stock delivered to or withheld by the Company to satisfy any tax withholding liabilities arising from an Award, or (iii) Common Stock covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the Stock Appreciation Right.

(d)Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e)Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of Common Stock available for Awards under the Plan.
(f)Without limiting the generality of the foregoing, in connection with the closing (the “Closing”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated September 7, 2020, by and among the Company, Eos Energy Storage LLC, and the other parties thereto, (x) the board of directors of Eos Energy Storage LLC agreed to assign, and the board of directors of Eos Energy Enterprises Intermediate Holdings LLC (f/k/a New Eos Energy LLC) (“Intermediate”) agreed to assume, the Eos Energy Storage LLC 2012 Equity Incentive Plan (as amended from time to time, the “2012 Plan”), and (y) the board of directors of Intermediate determined to “freeze” the 2012 Plan such that no new awards may be granted under the 2012 Plan. Following such assignment and assumption, (i) the sole member of Intermediate agreed to assign, and the Board agreed to assume, the 2012 Plan, (ii) the Board agreed to amend the 2012 Plan to, among other things, reduce the number of shares available for issuance under the 2012 Plan to 280,403 shares, and (iii) the Board determined to “freeze” the 2012 Plan such that no new awards may be granted under the 2012 Plan. In connection therewith, any shares to be issued under the 2012 Plan in excess of 280,403 shares with respect to awards previously issued under the 2012 Plan prior to the “freeze” of the 2012 Plan shall instead be issued out of the shares reserved for issuance under Section 5(b) of this Plan. Additionally, in the event that any shares with respect to awards previously issued under the 2012 Plan prior to the “freeze” of the 2012 Plan are never issued due to settlement in cash rather than in shares, or due to an award’s forfeiture, cancellation, expiration, or net settlement through the issuance of shares, such shares (A) will no longer be available for future awards under the 2012 Plan, and (B) will instead be added to the shares reserved for issuance under Section 5(b) of this Plan for future awards in accordance with this Plan, as determined by the Committee in its sole discretion. As a result of the foregoing, the issuance of shares under this Plan and under the 2012 Plan will be no greater, in the aggregate, than previously disclosed in the documentation publicly filed by the Company in connection with the Closing.
6.Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.
7.Options.
(a)Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Subject to Section 12, the maximum aggregate number of Common Stock that may be issued through the exercise of Incentive Stock Options granted under the Plan is ~~16,000,000~~ 35,000,000 Common Stock. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholder of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.
(c)Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as determined by the Committee in the applicable Award Agreement) and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422- 2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. In the event of any termination of employment or service with the Company or its Affiliates thereof of a Participant who has been granted one or more Options, the Options shall be exercisable at the time or times and subject to the terms and conditions set forth in the Award Agreement. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.
(d)Method of Exercise and Form of Payment. No Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid upon exercise of such Option. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option, accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Stock in lieu of actual delivery of such shares to the Company); provided, that, such Common Stock are not subject to any pledge or other security interest and are Mature Shares; and (ii) by such other method as the Committee may permit in accordance with Applicable Law, in its sole discretion, including without limitation: (A) in other property having a Fair Market Value on the date of exercise equal to the Exercise Price, (B) if there is a public market for the Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Stock for which the Option was exercised that number of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the Common Stock for which the Option was exercised. No fractional Common Stock shall be issued or delivered pursuant to the Plan or any

Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Stock, or whether such fractional Common Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.
(e)Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f)Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable; any other Applicable Law; the applicable rules and regulations of the Securities and Exchange Commission; or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.Stock Appreciation Rights.
(a)Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)Strike Price. The Strike Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.
(c)Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as shall be determined by the Committee in the applicable Award Agreement) and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. In the event of any termination of employment or service with the Company and its Affiliates thereof of a Participant who has been granted one of more SARs, the SARs shall be exercisable at the time or times and subject to the terms and conditions as set forth in the Award Agreement (or in the underlying Option Award Agreement, as may be applicable). If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that, in no event shall such expiration date be extended beyond the expiration of the SAR Period.

(d)Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised, multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Stock having a Fair Market Value equal to such amount, or any combination thereof, as determined by the Committee. No fractional Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Stock, or whether such fractional Common Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.
9.Restricted Stock and Restricted Stock Units.
(a)Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement (including the performance goals, if any, upon whose attainment the Restricted Period shall lapse in part or full).
(b)Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(c)Vesting. Unless otherwise provided by the Committee in an Award Agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.
(d)Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share) or shall register such shares in the Participants name without any such restrictions. Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).
(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Common Share in lieu of delivering only Common Stock in respect of such Restricted Stock Units or (B) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of Applicable Law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.
10.Other Stock-Based Awards and Other Cash-Based Awards.
(a)Other Stock-Based Awards. The Committee may grant types of equity-based or equity related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Common Stock), in such amounts and subject to such terms and conditions, as the Committee shall determine (including, if applicable, the attainment of any performance goals, as set forth in the applicable Award Agreement). Such Other Stock-Based Awards may involve the transfer of actual Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of Common Stock. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.
(b)Other Cash-Based Awards. The Committee may grant a Participant a cash Award not otherwise described by the terms of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.
(c)Value of Awards. Each Other Stock-Based Award shall be expressed in terms of Common Stock or units based on Common Stock, as determined by the Committee, and each Other Cash-Based Awards shall be expressed in terms of cash, as determined by the Committee. The Committee may establish performance goals in its discretion and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards or Other Cash-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.
(d)Payment of Awards. Payment, if any, with respect to an Other Stock-Based Award or Other Cash-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Common Stock or a combination of cash and Common Stock, as the Committee determines.
(e)Vesting. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Other Cash-Based Awards following the Participant’s termination of employment or service (including by reason of such Participant’s death, disability (as determined by the Committee), or termination without Cause). Such provisions shall be determined in the sole discretion of the

Committee and will be included in the applicable Award Agreement but need not be uniform among all Other Stock-Based Awards or Other Cash-Based Awards issued pursuant to the Plan and may reflect distinctions based on the reasons for the termination of employment or service.
11.Dividend Equivalents. No adjustment shall be made in the Common Stock issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to issuance of such Common Stock under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Common Stock that are subject to any Award (other than an Option or Stock Appreciation Right). Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Date of Grant of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee; however, Dividend Equivalents shall not be payable unless and until the Award becomes payable, and shall be subject to forfeiture to the same extent as the underlying Award. Dividend Equivalents may be subject to any additional limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be payable in cash, Common Stock or converted to full-value Awards, calculated based on such formula, as may be determined by the Committee.
12.Changes in Capital Structure and Similar Events. In the event of  (a) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Stock, or (b) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, subject to the requirements of Code Sections 409A, 421, and 422, if applicable, including without limitation any or all of the following:
(a)adjusting any or all of  (i) the number of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (ii) the terms of any outstanding Award, including, without limitation, (A) the number of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (B) the Exercise Price or Strike Price with respect to any Award or (C) any applicable performance measures;
(b)providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;
(c)accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;
(d)modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;

(e)deeming any performance measures satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;
(f)providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and
(g)canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be final, conclusive and binding for all purposes.
13.Amendments and Termination.
(a)Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b)Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, unless the Committee determines, in its sole discretion, that the amendment is necessary for the Award to comply with Code Section 409A; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Stock underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock are listed or quoted.

14.General.
(a)Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Committee need not treat Participants or Awards (or portions thereof) uniformly.
(b)Nontransferability.
(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as, a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c)Tax Withholding and Deductions.
(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required taxes (up to the maximum statutory rate under Applicable Law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.
(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a Fair Market Value equal to such liability or (B) having the Company withhold from the number of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such liability.
(d)No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any Claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. A Participant’s sole remedy for any Claim related to the Plan or any Award shall be against the Company, and no Participant shall have any Claim or right of any nature against any Subsidiary or Affiliate of the Company or any stockholder or existing or former director, officer or employee of the Company or any Subsidiary of the Company. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any Claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any Claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e)International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(f)Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his spouse or, if the Participant is unmarried at the time of death, his estate.
(g)Termination of Employment/Service. Unless determined otherwise by the Committee at any time following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(h)No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Stock or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(i)Government and Other Regulations.
(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Stock or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Stock or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or interdealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii) The Committee may cancel an Award or any portion thereof if the Committee determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Stock from the public markets, the Company’s issuance of Common Stock or other securities to the Participant, the Participant’s acquisition of Common Stock or other securities from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Stock in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of  (A) the aggregate Fair Market Value of the Common Stock subject to such Award or portion thereof that is canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(j)Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior Claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k)Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(l)No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or service providers under general law.
(m)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of or service provider to the Company or the Committee or the Board, other than himself.
(n)Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o)Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
(p)Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(q)Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r)Code Section 409A.
(i) Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the authoritative guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.
(ii) If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his termination of service, no amount that is nonqualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of  (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within 30 days following the date of the Participant’s death. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award Agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of any additional tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.
(iii) Any adjustments made pursuant to Section 13 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 13 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.
(s)Notification of Election Under Code Section 83(b). If any Participant, in connection with the acquisition of Common Stock under an Award, makes the election permitted under Code Section 83(b), if applicable, the Participant shall notify the Company of the election within ten days of filing notice of the election with the Internal Revenue Service.
(t)Expenses; Gender; Titles and Headings; Interpretation. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control. Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein”

and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive
(u)Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Stock or other securities under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.
(v)Payments. Participants shall be required to pay, to the extent required by Applicable Law, any amounts required to receive Common Stock or other securities under any Award made under the Plan.
(w)Clawback; Erroneously Awarded Compensation. All Awards (including on a retroactive basis) granted under the Plan are subject to the terms of any Company forfeiture, incentive compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of Applicable Laws, as well as any other policy of the Company that may apply to the Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. In particular, these policies and/or provisions shall include, without limitation, (i) any Company policy established to comply with Applicable Laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (ii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Stock or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements.
(x)No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto shall be forfeited, rounded, or otherwise eliminated.
(y)Paperless Administration. If the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
(z)Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 14(z) by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Common Stock held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Common Stock. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding the

Participant, request additional information about the storage and processing of the Data regarding the Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 14(z) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 14(z).
(aa)Broker-Assisted Sales. In the event of a broker-assisted sale of Common Stock in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards: (a) any Common Stock to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) the Common Stock may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of the sale that exceed the amount owed, the Company will pay the excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for the sale at any particular price; and (f) if the proceeds of the sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.